As filed with the Securities and Exchange Commission on December 30, 2021
Securities Act File No. 33-4959
Investment Company Act File No. 811-1355

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 141	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 143	☒
(Check appropriate box or boxes)

THE ALGER FUNDS
(a Massachusetts business trust)
(Exact Name of Registrant as Specified in Charter)
100 Pearl Street, 27th Floor, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: 212-806-8800

Tina Payne, Esq. Fred Alger Management, LLC 100 Pearl Street, 27th Floor New York, NY 10004 (Name and Address of Agent for Service)	Copy to: Nicole M. Runyan, Esq. Proskauer Rose LLP 11 Times Square New York, NY 10036

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b), or
☐	on (date) pursuant to paragraph (b), or
☐	60 days after filing pursuant to paragraph (a)(1), or
☒	on December 31, 2021 pursuant to paragraph (a)(1), or
☐	75 days after filing pursuant to paragraph (a)(2), or
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of beneficial interest, par value $0.001 per share.

Prospectus December 31, 2021
	Class	Ticker Symbol
Alger Small Cap Growth Fund	Y	ASCYX

The Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

Table of Contents
THE ALGER FUNDS
2	Summary Section
	2	Alger Small Cap Growth Fund
7	Investment Objective, Investment Strategies and Related Risks
	7	Investment Objective
	7	Principal Investment Strategies
	8	Principal Risks of Investing in the Fund
10	Management and Organization
	10	Manager
	10	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments
	10	Administrator
12	Shareholder Information
	12	Distributor
	12	Transfer Agent
	12	Net Asset Value
	12	Dividends and Distributions and Tax Consequences
	13	Classes of Fund Shares
	13	Purchasing and Redeeming Fund Shares
	14	Additional Information
	14	Exchanges
	14	Other Purchase and Exchange Limitations
15	Limitations on Excessive Trading
15	Disclosure of Portfolio Holdings
15	Other Information
18	Hypothetical Investment and Expense Information
19	Financial Highlights
Back Cover: For Fund Information

Prospectus 2/20

Summary Section
Alger Small Cap Growth Fund
Investment Objective
Alger Small Cap Growth Fund seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
Class Y
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class Y
Advisory Fees*	.81%
Distribution and/or Service (12b-1) Fees	None
Other Expenses**	.12%
Total Annual Fund Operating Expenses	.93%
Fee Waiver and/or Expense Reimbursement***	(.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.84%
*
The Fund and Fred Alger Management, LLC (the “Manager”) have adopted fee breakpoints for the Fund. The advisory fee for assets up to $1 billion is .81%, and for assets in excess of $1 billion is .75%. The actual rate paid as a percentage of average daily net assets for the year ended October 31, 2021 was .81%.
**
“Other Expenses” are based on estimated amounts for the current fiscal year. Actual expenses may differ from estimates.
***
The Manager has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through February 29, 2024 to the extent necessary to limit the total annual fund operating expenses of the Class Y Shares of the Fund to 0.84% of the class’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. The Manager may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The one-year example and the period of the three-, five- and ten-year example through February 29, 2024 are based on net operating expenses, which reflect the contractual expense limitation agreed to by the Manager. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class Y	$ 86	$ 278	$ 497	$1,126
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.85% of the average value of its portfolio.
Principal Investment Strategy
The Manager believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market

Prospectus 3/20

dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
The Fund focuses on small, fast-growing companies that the Manager believes offer innovative products, services or technologies to a rapidly-expanding marketplace. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have total market capitalization between (1) the higher of (a) $5 billion or (b) the company in either the Russell 2000 Growth Index or the MSCI USA Small Cap Index (each, an “Index” and together, the “Indexes”) with the highest capitalization, and (2) the company in either Index with the lowest capitalization, at any time during the most recent 12-month period as reported by either Index. Both Indexes are broad-based indexes of small capitalization stocks. At December 31, 2020, the market capitalization of the companies in the Indexes ranged from $42 million to $25.8 billion. Because of the Fund’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted. Equity securities include common or preferred stocks that are listed on U.S. exchanges.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including the information technology and healthcare sectors.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.
The Fund invests in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, to meet redemptions and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s assets.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money.An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments.
An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; significant disruptions to business operations, supply chains and customer activity; lower consumer demand for goods and services; significant job losses and increasing unemployment; event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in healthcare service preparation and delivery; prolonged quarantines; as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Although the Federal Reserve has taken a number of actions to mitigate the impact of COVID-19 on U.S. markets and institutions, including decreasing interest rates and implementing a variety of emergency stimulus measures, these actions may not succeed or have the intended effect. This crisis or other public health crises may also exacerbate other pre-existing political, social, economic, market and financial risks. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates and a substantial economic downturn or recession. Such impacts could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance and your investment in the Fund.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prospectus 4/20

Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Small Cap Securities Risk – There may be greater risk in investing in companies with small market capitalizations rather than larger, more established issuers owing to such factors as more limited product lines or financial resources or lack of management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
•
Technology Companies Risk – The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
•
Healthcare Companies Risk – The Fund may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Cash Position Risk – The Fund’s large cash position may underperform relative to both equity and fixed-income securities.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance.Class Y Shares do not have a performance history as of the date of this prospectus. As a result, the chart and the table give you a picture of the long-term performance for Class Z Shares of the Fund, which are not offered in this prospectus. The returns of Class Y Shares would be substantially similar to the annual returns of Class Z Shares because the shares are invested in the same portfolio securities and the annual returns differ only to the extent that Class Z Shares and Class Y Shares have different expenses. The actual returns of Class Y Shares would have been higher than those of Class Z Shares because Class Y Shares have lower expenses than Class Z Shares.The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website www.alger.com.

Prospectus 5/20

Annual Total Return for Class Z Shares as of December 31 (%)

Best Quarter:	Q2 2020	39.60%	Worst Quarter:	Q3 2011	-22.89%
The Fund’s year-to-date return as of September 30, 2021 was 3.62%.
Average Annual Total Return as of December 31, 2020
	1 Year	5 Years	10 Years	Inception Date
Class Z				12/29/10
Return Before Taxes	64.38%	24.21%	15.42%
Return After Taxes on Distributions	64.20%	23.16%	13.66%
Return After Taxes on Distributions and Sale of Fund Shares	38.24%	19.59%	12.18%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)	34.63%	16.36%	13.48%
In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.A “Return After Taxes on Distributions and Sale of Fund Shares” may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since January 2016
Amy Y. Zhang, CFA Executive Vice President and Portfolio Manager Since February 2015
When a Fund is co-managed, the responsibilities of such portfolio managers may be shared, divided or otherwise assigned based on various factors including, but not limited to, level of Fund assets to be managed, their overall experience, their sector expertise, and such other factors as the Manager believes is most efficient and effective. In all cases, each portfolio manager collaborates with the other portfolio manager(s) and analysts to develop overall strategy, outlook, and themes, which impact industry, sector and security allocations in the Fund. Responsibilities amongst portfolio managers may be fully or partially allocated to one of the

Prospectus 6/20

portfolio managers for the purposes of day-to-day portfolio management and stock selection, implementation of trades, strategic and performance oversight, risk management, or oversight of guidelines; whether externally driven or internally developed by the Manager.
Shareholder Information
Purchasing and Redeeming Fund Shares
The Fund’s Class Y Shares are generally subject to a minimum initial investment of $500,000. Class Y Shares are available for purchase by institutional investors such as qualified and non-qualified retirement, deferred compensation, and benefit plans, bank and trust companies, insurance companies, corporations, charitable organizations, endowments and foundations, government entities, and fund-of-funds.
Investors may purchase or redeem Fund shares on any business day through a financial intermediary, which may include an investor’s selected broker-dealer, investment adviser, or other financial institution or professional.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Prospectus 7/20

Investment Objective, Investment Strategies and Related Risks
The investment objective, principal strategy and primary risks of the Fund are discussed individually above. The Fund has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name (as described in the Fund’s Summary Section in this Prospectus) and to provide its shareholders with at least 60 days’ prior notice of any change with respect to this policy. The Fund’s investment objective is a non-fundamental investment policy and may be changed by the Board of Trustees (the “Board”) without shareholder approval. The Fund will provide its shareholders with at least 60 days’ prior notice of any change to its investment objective. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The Fund may not achieve its investment objective while in a temporary defensive position.
All of the Fund’s share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund’s other share classes due to the differences in charges or expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.
The index used in the Summary Section is a broad-based index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest of the underlying securities that make up the index. Investors cannot invest directly in the index.
•
Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.
Investment Objective
Alger Small Cap Growth Fund seeks long-term capital appreciation.
Principal Investment Strategies
The following are the Fund’s investment process and principal investment strategies. The Fund may invest in other securities that are not its principal strategy, and such strategies and related risks are described in more detail in the Fund’s Statement of Additional Information (“SAI”).
The Fund invests primarily in equity securities. The Fund’s investments in equity securities are primarily in common or preferred stocks, but its equity investments may also include securities convertible into or exchangeable for equity securities (including warrants and rights) and depositary receipts. The Fund invests primarily in companies whose securities are traded on U.S. exchanges.
The Fund invests primarily in “growth” stocks. The Fund’s investment manager, Fred Alger Management, LLC (“Alger Management” or the “Manager”), believes that these companies tend to fall into one of two categories:
•
High Unit Volume Growth
Vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or simply fulfilling an increased demand for an existing product line.
•
Positive Life Cycle Change
Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.
The Fund must take into account a company’s market capitalization when considering it for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.
Alger Small Cap Growth Fund
The Fund focuses on small, fast-growing companies that the Manager believes offer innovative products, services or technologies to a rapidly-expanding marketplace. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have total market capitalization between (1) the higher of (a) $5 billion or (b) the company in either the Russell 2000 Growth Index or the MSCI USA Small Cap Index (each, an “Index” and together, the “Indexes”) with the highest capitalization, and (2) the company in either Index with the lowest capitalization, at any time during the most recent 12-month period as reported by either Index. Both Indexes are broad-based indexes of small capitalization stocks. At December 31, 2020, the market capitalization of the companies in the Indexes ranged from $42 million to $25.8 billion. Because of the Fund’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted. Equity securities include common or preferred stocks that are listed on U.S. exchanges.

Prospectus 8/20

Principal Risks of Investing in the Fund
This section contains a discussion of the general risks of investing in the Fund. The “Investment Strategies and Policies” section in the SAI also includes more information about the Fund and its investments and the related risks. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. As with any fund, an investment in the Fund involves risks.
Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions, if applicable. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments.
An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; significant disruptions to business operations, supply chains and customer activity; lower consumer demand for goods and services; significant job losses and increasing unemployment; event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in healthcare service preparation and delivery; prolonged quarantines; as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Although the Federal Reserve has taken a number of actions to mitigate the impact of COVID-19 on U.S. markets and institutions, including decreasing interest rates and implementing a variety of emergency stimulus measures, these actions may not succeed or have the intended effect. This crisis or other public health crises may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of this outbreak or any future outbreak in developing or emerging market countries may be greater due to less established health care systems. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could result in significant market volatility, exchange trading suspensions and closures, declines in financial markets, higher default rates and a substantial economic downturn or recession. Such impacts could impair the Fund's ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund's service providers, adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance and your investment in the Fund.
Equity Securities Risk
As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Because stock markets tend to move in cycles, stock prices overall may decline. A particular stock’s market value may decline as a result of general market conditions that are not related to the issuing company (e.g., adverse economic conditions or investor sentiment) or due to factors that affect the particular company (e.g., management performance or factors affecting the industry). Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk
Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value. Expected growth may not be realized.
Small Cap Securities Risk
There may be greater risk investing in small capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. The share prices of smaller companies tend to be more volatile than those of larger companies. In addition, it may be difficult or impossible to liquidate a security position at a time and price acceptable to a Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

Prospectus 9/20

Sector Risk
The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
•
Technology Companies Risk – The Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
•
Healthcare Companies Risk – The Fund may be more susceptible to particular risks that may affect companies in the healthcare sector than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. The healthcare field is subject to substantial governmental regulation and may, therefore, be adversely affected by changes in governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of healthcare companies’ securities may fall or fail to rise. In addition, companies in the healthcare sector can be significantly affected by intense competition, aggressive pricing, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
Cash Position Risk
The Fund may hold a portion of its assets in cash cash (or cash equivalents) at any time or for an extended time and may hold a significant portion of its assets in cash (or cash equivalents) when taking a temporary defensive position, as described under “Temporary Defensive Investments.” The Manager will determine the amount of the Fund’s assets to be held in cash (or cash equivalents) at its sole discretion, based on such factors as it may consider appropriate under the circumstances. To the extent the Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited. If the Fund holds a large cash position, the Fund may under-perform relative to both equity and fixed-income securities.
Temporary Defensive Investments
In times of adverse or unstable market, economic or political conditions, the Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund’s assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund’s investment objective. The Fund may also hold these types of securities in an amount up to 15% of net assets, pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may not achieve its investment objective while in a temporary defensive position.

Prospectus 10/20

Management and Organization
Manager
Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, NY 10004
The Manager has been an investment adviser since 1964, and manages investments totaling (at October 31, 2021) approximately $48.6 billion. The Manager is responsible for providing a continuous investment program for the Fund, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of Fund assets. The Manager also arranges for transfer agency, custody and all other services necessary for the Fund to operate. These advisory responsibilities are subject to the supervision of the Board. A discussion of the Trustees’ basis for approving the advisory contract with respect to the Fund is available in the Fund’s annual report to shareholders for its most recent October 31 fiscal year end. The Fund pays the Manager a fee at the annual rate of 0.81% for assets up to $1 billion and 0.75% for assets in excess of $1 billion.
The Manager has made a contractual commitment to the Fund to waive its fee and/or reimburse the Fund for expenses to the extent necessary to maintain the Fund’s total annual operating expenses at or below certain levels. The limitation does not apply to acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses. The agreement runs through February 29, 2024 and may only be amended or terminated prior to its expiration date by agreement between the Manager and the Board, and will terminate automatically in the event of termination of the Investment Advisory Agreement. Such waiver/reimbursement arrangement is as follows: Class Y shares – 0.84%. The Manager may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments
Fund	Portfolio Managers	Since
Alger Small Cap Growth Fund	Dan C. Chung, CFA Amy Y. Zhang, CFA	January 2016 February 2015
•
Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006.
•
Ms. Zhang has been employed by the Manager since 2015 as portfolio manager. She became an Executive Vice President in 2020 and was previously Senior Vice President. Prior to joining the Manager, she was a Managing Director and Senior Portfolio Manager at Brown Capital Management, Inc. from 2002 to 2015.
The SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.
Administrator
Pursuant to a separate Fund Administration Agreement, the Manager also provides administrative services to the Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; paying compensation of the Fund’s officers for services rendered as such; authorizing expenditures and approving bills for payment on behalf of the Fund; preparation of the periodic updating of the Fund’s Registration Statement, including Prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and monitoring and maintaining the effectiveness of such filings, as appropriate; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund’s investment portfolios and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund’s custodian, transfer agent, blue sky agent and printers; providing trading desk facilities for the Fund; supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the “1940 Act”); preparation of materials for meetings of the Fund’s Board of Trustees and preparation of minutes of such meetings; oversight of service providers who file claims for class action lawsuits with respect to securities in the Fund; arranging for the Fund the required fidelity bond and other insurance, if applicable; and providing executive, clerical and secretarial help needed to carry out these responsibilities. The Fund pays the Manager an administrative fee at the annual rate of 0.0275% of the Fund’s average daily net assets.

Prospectus 11/20

Pursuant to a separate Shareholder Administrative Services Agreement, the Manager also supervises the Fund's transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”), and provides certain shareholder administrative services to the Fund. The Fund pays the Manager a shareholder administrative services fee at the annual rate of 0.0165% of net assets with respect to Class A and C Shares.
For more information, please see the Shareholder Information section beginning on page 12.

Prospectus 12/20

Shareholder Information
Distributor
Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, NY 10004
Although Fred Alger & Company, LLC (the “Distributor”) is the broker-of-record on certain direct shareholder accounts, the Distributor does not interact directly with such shareholders and therefore, does not believe it makes recommendations to such shareholders regarding the holdings in their accounts.
Transfer Agent
Alger Family of Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
Net Asset Value
The value of one share is its “net asset value,” or NAV. The NAV for the Fund is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Generally, the NYSE is closed on weekends and national holidays.
NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the Fund’s investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the class.
Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. Because the Fund invests in foreign securities principally listed on foreign exchanges that may trade on days the NYSE is closed, the value of the Fund’s assets may be affected on days when shareholders will not be able to purchase or redeem Fund shares.
The assets of the Fund are generally valued on the basis of market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by the Board. A security’s valuation may differ depending on the method used for determining value. Short-term money market instruments held by the Fund are generally valued on the basis of amortized cost.
In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company’s securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the NYSE, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board.
The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager’s fair valuation procedures therefore include a procedure whereby foreign securities prices may be “fair valued” to take those factors into account.
Dividends and Distributions and Tax Consequences
The Fund declares and pays dividends and distributions annually, and expect these payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund), and that they will also include net investment income, which is taxable as ordinary income. Certain dividend income received by the Fund and paid to you may be subject to a maximum tax rate of 20% (qualified dividends); other income paid to you, such as non-qualifying dividend income or interest earned on debt securities held by the Fund, will continue to be taxed at the higher ordinary income rates. Shareholders who hold Fund shares in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their individual plan accounts. Dividends and

Prospectus 13/20

distributions may differ among classes of shares of a Fund. Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. If you buy shares when the Fund has declared, but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion of the price back in the form of a taxable dividend. In addition, it may be the case that a significant amount of the securities held by the Fund are held at values above their purchase price. In such cases, the sale of such securities in the Fund, which may be from a portfolio management decision or to meet Fund shareholder redemptions, will generate either long-term or short-term capital gains, which will be distributed and taxable to you as described above if your investment is not in a tax-deferred account. Therefore, a substantial tax liability may arise for a shareholder who invests in the Fund when such conditions exist. The amount of long-term and short-term capital gains are disclosed in the Fund’s most recent annual or semi-annual report. Before investing you may want to consult your tax advisor.
Unless you choose to receive cash payments by checking the box on your account application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. No sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, that payment will be reinvested upon receipt by the Transfer Agent in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.
Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. An exchange of Fund shares for shares of another fund will be treated as a sale of the Fund shares, and any gain on the transaction may be subject to federal and state taxes. Because everyone’s tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.
Classes of Fund Shares
Alger Small Cap Growth Fund offers five classes of shares (A, B, C, Y, and Z Shares). Class Y Shares are offered by this Prospectus. Class A, B, C and Z Shares are offered in a separate prospectus.
The sections below the table cover the features of Class Y Shares of the Fund, including distribution and/or servicing fees, if any, and waivers of investment minimums.
Investors with non-U.S. addresses and intermediary controlled accounts designated as foreign accounts (“Restricted Accounts”) are restricted from investing in the Fund. Existing Restricted Accounts may remain in the Fund, but are prohibited from making further investments. U.S. Armed Forces and Diplomatic post office addresses abroad are treated as U.S. addresses and can invest in the Fund. Addresses in U.S. territories, such as Guam and Puerto Rico, are also treated as U.S. addresses and can invest in the Fund.
Purchasing and Redeeming Fund Shares
The Distributor, in its sole discretion, may waive minimum initial investment requirements. Minimum initial investment and related requirements may be modified at any time, without prior notice.
The Distributor may pay all or a portion of the distribution (12b-1) and/or shareholder servicing fees paid by the Fund to a broker-dealer, investment adviser or other financial institution (“Financial Intermediary”) that has entered into an agreement with the Fund. The Distributor may retain for itself a portion of the distribution and/or shareholder servicing (12b-1) fees to the extent that it provides such services to shareholder accounts. Additionally, an investor purchasing shares on a brokerage platform of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
Investors should contact their Financial Intermediaries directly in order to purchase or redeem Fund shares.
Class Y Shares
Class Y Shares are generally available for purchase by institutional investors such as qualified and non-qualified retirement, deferred compensation, and benefit plans, bank and trust companies, insurance companies, corporations, charitable organizations, endowments and foundations, government entities, and fund-of-funds. Class Y Shares are generally subject to a minimum initial investment and a minimum account size requirement of $500,000. Class Y Shares have no distribution and/or shareholder servicing (12b-1) fees. No remuneration is paid by Class Y Shares to financial intermediaries.
The Distributor may waive the minimum initial investment for Class Y Shares of the Funds for group employer-sponsored 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. The waiver is available only in the following instances:
•
Retirement plans that hold omnibus or aggregate plan participant positions, for each Fund made available for the plan;

Prospectus 14/20

•
Investors in retirement and deferred compensation plans investing through certain financial intermediaries and third-party recordkeepers and/or administrators who have agreements with the Distributor; and
•
Certain financial intermediaries who have entered into an agreement with the Distributor to offer shares through a wrap and/or asset allocation program.
Additional Information
Shares of the Fund can be purchased or redeemed on any day the NYSE is open. Orders will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue a redemption check within seven days after the Transfer Agent receives a redemption request in good order. “In good order” means that all necessary information and documentation related to the redemption request have been provided to the Fund’s transfer agent or authorized intermediary, if applicable. If your request is not in good order, the Fund’s transfer agent may require additional documentation in order to redeem your shares. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted. The Transfer Agent or the Fund may reject any purchase order. Share certificates are not issued for shares of the Fund.
Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or by selling portfolio assets to generate cash. The Fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
The Fund may pay all or a portion of your redemption proceeds in securities rather than cash (i.e., “redeem in kind”) if, for example, the redemption request is during stressed market conditions or the Fund believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders. Securities will generally be selected on a pro rata basis pursuant to the Fund’s procedures. A shareholder who receives a redemption in kind bears the market risk of the securities until they are converted into cash, in transactions conducted at the shareholder’s expense.
Legislation passed by Congress in 2008 requires mutual funds to report both to the shareholder and to the Internal Revenue Service the “cost basis” of shares acquired on or after January 1, 2012 that are subsequently redeemed or exchanged. This reporting is not required for Fund shares held in retirement or other tax-advantaged accounts or for certain other types of entities (such as C corporations).
If you are a direct shareholder, you may request your cost basis reported on Form 1099-B to be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method then the Fund will use the average cost basis method. If you hold Fund shares through a broker, please contact that broker with respect to the reporting of cost basis and available elections for your account.
Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method is best for you.
Exchanges
You can exchange shares of the Fund for shares of another Fund in the Alger Family of Funds, subject to certain restrictions. Shares of the funds in the Alger Family of Funds can be exchanged or redeemed via telephone under certain circumstances. You should contact your Financial Intermediary to determine if you are able to exchange or redeem shares of the funds in the Alger Family of Funds via telephone. The Fund and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.
Other Purchase and Exchange Limitations
If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Fund through an administrator or trustee that maintains a master or “omnibus” account with one or more Funds for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Fund through your retirement plan.

Prospectus 15/20

Limitations on Excessive Trading
The Fund invests predominantly in U.S.-traded, highly liquid securities for which current New York Stock Exchange closing prices are readily available on a daily basis. The Fund will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under “Net Asset Value.” As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from “stale” pricing. Nonetheless, the presence of small capitalization and medium capitalization securities and/or foreign securities in the Fund and other circumstances may invite frequent and/or short-term trading by Fund shareholders, for whatever reason implemented. Active trading may be attempted and may, if carried out on a large scale, impose burdens on the Fund’s portfolio managers, interfere with the efficient management of the Fund, increase the Fund’s transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Fund therefore discourage market timing, and to the extent possible monitor for market timing patterns.
The Board has adopted policies and procedures to discourage frequent and/or short-term trading of Fund shares and will generally not accommodate such practices. These policies and procedures allow the Fund to reject purchase or exchange orders, on a temporary or permanent basis, or redeem all Fund shares from investors that the Manager believes, in its reasonable business judgment, are engaging in frequent and/or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the Fund involved. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and neither the Fund nor the Manager will be responsible for any losses you may suffer as a result.
In order to detect significant market timing, the Manager, in accordance with policies and procedures approved by the Board, will, among other things, seek to monitor overall subscription, redemption and exchange activity, and isolate significant daily activity to determine if there appears to be market timing activity in an individual portfolio.
Under these policies and procedures, the Fund generally prohibits more than two purchases and sales or exchanges of its shares within a 90-day calendar period. The following transactions are excluded when determining whether trading activity is excessive: (i) transactions associated with systematic investment and withdrawal plans; (ii) transactions through firm-sponsored, discretionary asset allocation or wrap programs; and (iii) transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.
If, based on the Fund’s policies and procedures, the Manager determines that a shareholder is engaged in, or has engaged in, market timing or excessive trading, the Manager, on behalf of the Fund, may place a temporary or permanent block on all further purchases or exchanges of Fund shares.  Multiple accounts under common ownership or control may be considered one account for the purpose of determining a pattern of excessive trading, short-term market timing or other abusive trading practices.  The Fund will also utilize fair value pricing in an effort to reduce arbitrage opportunities available to short-term traders.
Due to the complexity involved in identifying excessive trading and market timing activity, there can be no guarantee that the Fund will be able to identify and restrict such activity in all cases.  Additionally, it is more difficult for the Fund to monitor the trading activity of beneficial owners of Fund shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other intermediaries.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares in a single account.
In certain circumstances the Fund may accept frequent trading restrictions of intermediaries that differ from the Fund’s policies and procedures. Since such intermediaries execute or administer transactions with many fund families, it may be impractical for them to enforce a particular fund’s frequent trading or exchange policy. These alternate trading restrictions would be authorized only if the Fund believes that the alternate restrictions would provide reasonable protection to the Fund and its shareholders.  The Fund reserves the right to prohibit any purchase, sale or exchange of its shares that the Fund believes may be disruptive to the Fund or its long-term investors.
Disclosure of Portfolio Holdings
For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Fund makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com.
Other Information
In Kind Redemptions. The Fund may redeem some of your shares “in kind,” which means that some of the proceeds will be paid with securities the Fund owns instead of cash. The Fund has elected to be governed by rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash. If the Fund pays large redemptions in cash, these transactions may increase the Fund’s transaction costs and detract from the Fund’s performance. Large purchases pose similar risks.

Prospectus 16/20

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.
The Fund may pay the Distributor, Fred Alger & Company, LLC, or other entities, a fee of up to 0.25% of the value of the Fund’s average daily net assets for ongoing service and/or maintenance of shareholder accounts with respect to Class I Shares. This fee is included in the Fund’s shareholder servicing fee. The Distributor may pay some or all of this fee to a broker-dealer, investment adviser or other financial institution (“Financial Intermediary”) that also provides servicing and/or maintenance of shareholder accounts.
Other Payments by the Fund. In addition to fees that the Fund may pay to a Financial Intermediary for distribution (12b-1) and shareholder servicing, and fees the Fund pays to their transfer agent, UMB Fund Services, Inc., the Distributor, on behalf of the Fund, may enter into agreements with Financial Intermediaries pursuant to which the Fund will pay a Financial Intermediary for networking, sub-transfer agency and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.
Additional Compensation. From time to time the Distributor, at its expense from its own resources, may compensate Financial Intermediaries who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to Financial Intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from Financial Intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the Financial Intermediary’s reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your Financial Intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund or the amount of proceeds received by the Fund on the sale of shares.
Redemptions by the Fund. If your account, excluding asset-based fee program accounts and accounts held with certain intermediaries, falls below the minimum initial investment amount of the share class in which you are invested, the Fund may redeem all the Fund shares within your account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to the minimum initial investment amount.
The Fund and its agents reserve the right at any time to reject or cancel all or any part of any purchase or exchange order and to redeem all Fund shares if it suspects the shareholder is engaged in, or has engaged in, abusive trading practices and/or violations of any applicable securities laws. When an exchange request in respect of Fund shares is rejected, such shares may be redeemed from the Fund on request of the shareholder. In addition, the Fund reserves the right to modify any terms or conditions of purchase of shares of the Fund or suspend, change or withdraw all or any part of the offering made by this prospectus. If the Fund rejects your purchase or exchange order, you may not be able to execute that transaction, and the Fund and its agents will not be responsible for any losses you may suffer as a result.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account would legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no shareholder initiated activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. If you hold your account directly at the Transfer Agent, please proactively contact the Transfer Agent toll-free at (800) 992-3863 at least annually to ensure your account remains in active status. You may also update your contact information through your Alger access account online at www.alger.com.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Householding. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the Fund. Call an Alger Funds Representative at (800) 992-3863 if you

Prospectus 17/20

need additional copies of financial reports or prospectuses, or download them at www.alger.com. If you do not want the mailing of these documents to be combined with those for other members of your household, contact The Alger Funds in writing at Alger Family of Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI  53212-2175.

Prospectus 18/20

Hypothetical Investment and Expense Information
Hypothetical investment and expense information, which is not required to be included in this Prospectus by the SEC, is presented in the chart below. This information is intended to reflect the annual and cumulative effect of the Fund’s expenses, including advisory fees and other Fund costs, on the Fund’s total return based on NAV over a 10-year period. The example assumes the following:
•
You invest $10,000 in the Fund and hold it for the entire 10-year period; and
•
Your investment has a 5% return before expenses each year.
There is no assurance that the annual expense ratio will be the expense ratio for the Fund class for any of the years shown. To the extent that the Manager and any of its affiliates alter any fee waivers and/or expense reimbursements pursuant to a voluntary or contractual arrangement, your actual expenses may be higher or lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual expenses and returns are likely to differ (higher or lower) from those shown below.
Alger Small Cap Growth Fund
Class Y	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	0.84%	0.84%	0.93%	0.93%	0.93%	0.93%	0.93%	0.93%	0.93%	0.93%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	4.16%	8.49%	12.91%	17.50%	22.29%	27.26%	32.44%	37.83%	43.44%	49.28%
End Investment Balance	$ 10,416	$ 10,849	$ 11,291	$ 11,750	$ 12,229	$ 12,726	$ 13,244	$ 13,783	$ 14,344	$ 14,928
Annual Expense	$ 86	$ 89	$ 103	$ 107	$ 112	$ 116	$ 121	$ 126	$ 131	$ 136

Prospectus 19/20

Financial Highlights
Since Class Y Shares of the Fund have no performance history, the financial information in the table below shows the Fund’s financial performance for the periods indicated for Class Z Shares of the Fund. Although Class Z Shares are not offered in this prospectus, Class Z Shares would have substantially similar performance to the Class Y Shares offered in this prospectus because Class Z Shares and Class Y Shares are invested in the same portfolio of securities and performance would differ only to the extent that Class Z Shares and Class Y Shares do not have the same expenses. The actual returns of Class Y Shares would have been higher than those of Class Z Shares because Class Y Shares have lower expenses than Class Z Shares. Certain information reflects results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the table for the fiscal years ended October 31 has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.
The Alger Funds Financial Highlights for a share outstanding throughout the period
Alger Small Cap Growth Fund Class Z	Year ended 10/31/21	Year ended 10/31/20	Year ended 10/31/19	Year ended 10/31/18	Year ended 10/31/17
Net asset value, beginning of period	$13.10	$9.66	$9.80	$8.60	$6.27
Income from Investment Operations:
Net investment loss (i)	(0.02)	(0.10)	(0.07)	(0.06)	(0.04)
Net realized and unrealized gain on investments	3.91	4.08	0.87	1.36	2.37
Total from investment operations	3.89	3.98	0.80	1.30	2.33
Distributions from net realized gains	(0.07)	(0.54)	(0.94)	(0.10)	—
Net asset value, end of period	$16.92	$13.10	$9.66	$9.80	$8.60
Total return (ii)	(iii)29.66%	43.38%	10.33%	15.30%	37.16%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$383,748	$179,276	$21,782	$13,179	$26,953
Ratio of gross expenses to average net assets	0.93%	1.00%	1.12%	1.12%	1.08%
Ratio of expense reimbursements to average net assets	—	(0.03)%	(0.13)%	(0.13)%	(0.09)%
Ratio of net expenses to average net assets	0.93%	0.97%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.12)%	(0.81)%	(0.78)%	(0.65)%	(0.50)%
Portfolio turnover rate	34.85%	12.67%	17.09%	28.68%	30.32%
(i)
Amount was computed based on average shares outstanding during the period.
(ii)
Does not reflect the effect of sales charges, if applicable.
(iii)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

For Fund Information:
By Telephone:	(800) 992-3863
By Mail:	Alger Family of Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, WI 53212-2175
Online	Text versions of Fund documents can be downloaded from the following sources:
• The Fund: http://www.alger.com
• SEC (EDGAR data base): www.sec.gov
Statement of Additional Information
For more detailed information about the Fund and its policies, please read the Fund’s Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.
Annual and Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number, at the Fund's website at www.alger.com or by writing to the address above. Copies can also be obtained for a duplicating fee by E-mail request to publicinfo@sec.gov. Fund documents are also available on the EDGAR database on the SEC’s Internet site at www.sec.gov.
Quarterly Fund Holdings
The Fund’s most recent month end portfolio holdings are available approximately sixty days after month-end on the Fund’s website at www.alger.com. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year as an exhibit to Form N-PORT and semi-annually on Form N-CSR. Forms N-PORT and N-CSR are available online on the SEC’s website at www.sec.gov. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.
Alger Electronic Delivery Service
The Fund provides you with an enhancement of your ability to access Fund documents online. When Fund documents such as prospectuses and annual and semi-annual reports are available, you will be sent an e-mail notification with a link that will take you directly to the Fund information on the Funds’ website. To sign up for this free service, enroll at www.icsdelivery.com/alger.
Distributor: Fred Alger & Company, LLC
The Alger Funds    SEC File #811-1355
SCG Instl.

STATEMENT OF ADDITIONAL INFORMATION
December 31, 2021
The Alger Funds
The Alger Funds (the “Trust”) is a Massachusetts business trust, registered with the Securities and Exchange Commission (the “SEC”) as an investment company, that offers interests in the following Fund and classes of shares:
	Class	Ticker Symbol
Alger Small Cap Growth Fund (“Small Cap Growth Fund”)	Y	ASCYX
The Fund’s financial statements for the year ended October 31, 2021 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.
This Statement of Additional Information is not a prospectus. It contains additional information about the Fund and supplements information in the Trust’s Prospectuses dated December 31, 2021. It should be read together with the applicable Prospectus, which may be obtained free of charge by writing Alger Family of Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, by calling (800) 992-3863, or by visiting http://www.alger.com.

Investment Strategies and Policies

Certain Securities and Investment Techniques
The Prospectus discusses the investment objectives of Alger Small Cap Growth Fund (the “Fund”), a series of The Alger Funds (the “Trust”), and the principal investment strategies to be employed to achieve those objectives. The principal risks related to the Fund’s principal investment strategies are also noted in the Prospectus. This section of the SAI contains supplemental information concerning all types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize (i.e., both principal and non-principal investment strategies) and certain risks attendant to those investments, policies and strategies (i.e., both principal and non-principal risks of investing in the Fund).
The Fund seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Fund will invest primarily in companies whose securities are traded on domestic exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. The Fund may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements.
In order to afford the Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective and to meet redemptions, the Fund may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods, explained further below. This amount may be higher than that maintained by other funds with similar investment objectives.
The investment strategies of Fred Alger Management, LLC (“Alger Management” or the “Manager”) utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks in the Fund’s portfolio, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in the portfolio and compare that to those, and other variables, offered by other stocks under coverage within Alger Management’s research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Fund’s portfolio by replacing individual stocks, or reducing or increasing their relative weighting in other portfolios, with stocks evaluated as having better appreciation potential, having improved reward to risk opportunity, or offering the portfolio diversification or other characteristics determined to be beneficial to achieving the portfolio’s overall objectives. The Fund’s portfolio turnover rates may vary significantly from year to year as a result of the Fund’s investment process.
There is no guarantee that the Fund’s investment objective will be achieved.
The Fund will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.
The Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Fund’s securities, with obligations with less than one year to maturity excluded.
Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. The Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Temporary Defensive Investments
When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:
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high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;
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commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);
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short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and
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repurchase agreements.
Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly and are not generally subject to significant fluctuations in principal value, and their value will be less subject to interest rate fluctuation than longer-term debt securities.
Small Capitalization Investments
Certain companies in which the Fund will invest may still be in the developmental stage. Investing in smaller issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
Convertible Securities
The Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments  and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.
U.S. Government Obligations
The Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

U.S. Government Agency Securities
U.S. government agency securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Farm Credit System, the Small Business Administration, Federal Housing Administration, and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.
Bank Obligations
Bank obligations are certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.
The Fund will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; and (ii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.
Foreign Bank Obligations
Investments by the Fund in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and record-keeping standards.
Short-Term Corporate Debt Securities
These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.
Commercial Paper
These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.
Variable Rate Master Demand Notes
These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Repurchase Agreements
Under the terms of a repurchase agreement, the Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest)

and time, thereby determining the yield during the Fund’s holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the creditworthiness of those banks, dealers and clearing corporations with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.
Firm Commitment Agreements and When-Issued Purchases
Firm commitment agreements and “when-issued” purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When the Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Fund will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.
Warrants and Rights
The Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a specified amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.
Restricted and Illiquid Securities
The Fund will not invest more than 15% of its net assets in “illiquid” investments, which are defined as securities that the Manager reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
The Fund may invest in restricted securities; i.e., securities that are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable.
The Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ.
Restricted securities may be illiquid or less liquid. In determining the liquidity of a restricted security, the Manager will, using information obtained after reasonable inquiry, take into account relevant market, trading, and investment-specific considerations. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.
Short Sales
The Fund may sell securities “short against the box.” While a short sale is the sale of a security the Fund does not own, it is “against the box” if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In order to engage in a short sale, the Fund arranges with a broker to borrow the security being sold short. The Fund must deposit collateral, consisting of cash or marketable securities, with the broker to secure the Fund’s obligation to replace the security, and segregate liquid assets so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than these costs.
Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short-selling certain securities and reporting requirements. Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions. Regulations imposed by the SEC, and the potential for further interventions by the SEC or other regulators, may discourage or impede short selling practices due to the increased economic, regulatory, compliance and disclosure obligations or risks that they present.
Lending of Fund Securities
The Fund may lend securities to brokers, dealers and other financial organizations. The Fund will not lend securities to Alger Management or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees of the Trust (the “Board”) must terminate the loan and regain the right to vote the securities.
The Fund bears a risk of loss in the event that the other party to a securities loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.
Foreign Securities
 The Fund may invest up to 20% of the value of its total assets in foreign securities. Foreign securities are securities issued by companies generally defined by a third party, or in certain circumstances by a Portfolio Manager, (i) that are organized under the laws of a foreign country; (ii) whose securities are primarily listed in a foreign country; or (iii) that have a majority of their assets, or derive more than 50% of their revenue or profits from business, investments, or sales, outside the United States. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.
The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.
These securities will generally be purchased through “sponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
Executive Order on Securities Investments that Finance Communist Chinese Military Companies
As a result of an Executive Order issued by the former President of the United States (the “Order”), effective January 11, 2021, U.S. persons (including the Fund) are prohibited from transacting in certain securities and derivatives of publicly traded securities of any companies designated as a “Communist Chinese military company” (“CCMCs” and collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, “CCMC Securities”) by the U.S. Department of Defense (the “DOD”) or the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) unless such transactions are for purposes of divestment. The DOD designated an initial list of CCMCs prior to January 11, 2021 and, along with OFAC, may designate additional CCMCs from time to time. U.S. persons may divest their holdings in the initially-designated CCMCs at any time through November 11, 2021. With respect to additional CCMCs, U.S. persons will be prohibited from transacting in CCMC Securities 60 days after such CCMC is designated by the DOD or OFAC, and will have 365 days from such designation date to divest their holdings in those CCMC Securities.
OFAC subsequently published, on several occasions, guidance regarding compliance with the Order, including several “Frequently Asked Questions” (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with the Order, as well as the Order’s application to U.S. funds that hold CCMC Securities (i.e., including mutual funds that hold CCMC Securities regardless of the size of the position relative to a fund’s total assets). Certain interpretive issues related to compliance with the Order remain open, including to what extent a U.S. person could be held liable for failing to identify an unlisted entity whose name “close matches the name” of an entity designated as a Communist Chinese military company.
The Fund’s performance may be adversely impacted by restrictions on its ability to hold CCMC Securities. The extent of any impact will depend on future developments, including the Fund’s ability to buy and sell the CCMC Securities, valuation of the CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.
Investing in Europe
Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
In June 2016, the United Kingdom (the “UK”) held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as “Brexit”). On March 29, 2017, the UK triggered the withdrawal procedures in Article 50 of the Treaty of Lisbon which provides for a two-year negotiation period between the EU and the withdrawing member state. Pursuant to an agreement between the UK and the EU, the UK left the EU on January 31, 2020, subject to a transitional period ending December 31, 2020. The UK and the EU reached a trade and cooperation agreement on December 31, 2020, which went into effect on January 1, 2021.
Brexit is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the EU. The range and potential implications of possible political, regulatory, economic and market outcomes cannot be fully known at this time, but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the UK and other European economies but also the broader global economy could be significant. Due to the very recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time.
It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for the Fund and its investments. Whether or not the Fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investment.
Emerging Markets Investments
The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Unless otherwise provided in the Funds Prospectus, a country with an emerging capital market is any country that is (i) generally recognized to be an emerging market country by the international financial community, such as the International Finance Corporation, or determined by the World Bank to have a low, middle or middle upper income economy; (ii) classified by the United Nations or its authorities to be developing; and/or (iii) included in a broad-based index that is generally representative of emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in market illiquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid than, and more volatile than, those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased, and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
Foreign Debt Securities
The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.
The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.
Derivative Transactions
The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Fund may use include, but are not limited to options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. Alger Management, however, may decide not to employ some or all of these strategies for the Fund and there is no assurance that any derivatives strategy used by the Fund will succeed. The SEC recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions and may require the Fund to alter, perhaps materially, its use of derivatives. Compliance with Rule 18f-4 to invest in derivatives and certain related instruments will not be required until approximately the middle of 2022. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. As the Fund transitions into reliance on Rule 18f-4, its approach to asset segregation and coverage requirements described in this SAI with respect to derivatives may be impacted.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.
If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
The Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before the Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this SAI.
The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.

Accordingly, the Manager has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.
Options
The Fund may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. The Fund may only buy or sell options that are listed on a national securities exchange.
A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.
The Fund will not sell options that are not covered. A call option written by the Fund on a security is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option is “covered” if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.
The Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.
An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.
In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.
Price movements in the Fund’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate Fund securities to meet settlement obligations.
Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Fund in put and call options, there can be no assurance that the Fund will succeed in any option trading program it undertakes.
Stock Index Futures and Options on Stock Index Futures
Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.
A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Fund may use index futures as a substitute for a comparable market position in the underlying securities.
If the Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if market movements are not as anticipated when the hedge is established.
An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. The Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund’s securities which were the subject of the hedge. In addition, any purchase by the Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.
The Fund’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.
The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
Synthetic Convertible Instruments
A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Borrowing
The Fund may borrow from banks for temporary or emergency purposes. In addition, the Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. The Fund is required to maintain continuous asset coverage of 300% of its borrowings. Maintaining asset coverage of 300% means that the Fund’s liabilities may comprise up to a third of its assets. For example, if the Fund had $100 in total assets, and the Fund borrowed $50, the Fund’s total assets would be $150, and its liabilities would be $50. The Fund would have 300% asset coverage. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Interfund Loans
The SEC has granted an exemption permitting the funds advised by Alger Management to participate in an interfund lending program. This program allows the funds to borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and the Fund may borrow in an amount up to 10% of its net assets from other funds. If the Fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds. The ability of the Fund to lend cash to or borrow cash from other funds is subject to certain other terms and conditions. The Board is responsible for overseeing the Trust’s participation in the interfund lending program.
Exchange-Traded Funds
To the extent otherwise consistent with its investment policies and applicable law, the Fund may invest in “exchange-traded funds” (“ETFs”), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or open-end management investment companies, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging securities index exposure in the Fund’s investment strategies. ETFs are listed on exchanges and trade in the secondary market on a per-share basis.
The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs held by the Fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. When the Fund invests in an ETF, in addition to the investment advisory fee the investor pays to the Fund, the Fund pays a management fee with respect to the assets invested in the ETF.
Master Limited Partnerships
The Fund may invest in master limited partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs generally have two classes of owners, the general partner and limited partners. The general partner typically controls the partnership’s operations and management. The Fund may purchase publicly traded common units issued to limited partners of MLPs. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax; rather, its income, gain or losses pass through to common unitholders. The value of an MLP generally fluctuates predominantly based on prevailing market conditions and the success of the MLP. Investments held by MLPs may be relatively illiquid, and MLPs themselves may trade infrequently and in limited volume. MLPs involve the risks related to their underlying assets, and risks associated with pooled investment vehicles.
Initial Public Offering (“IPO”) Risk
The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as the Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.
Venture Capital and Private Equity Investments
The Fund may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments, including private investments in public equities (“PIPEs”). To capitalize on such opportunities, the Fund may invest in venture capital or private equity funds, direct private equity investments, PIPEs, and other investments that the Manager determines to have limited liquidity (“Special Investment Opportunities”). Special Investment Opportunities involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses. There may be no trading market for Special Investment Opportunities, and the sale or transfer of such securities may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an IPO or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. Some Special Investment Opportunities in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such Special Investment Opportunities may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. The Fund can offer no assurance that the marketing efforts of any particular Special Investment Opportunity will be successful or that its business will succeed. Positions in Special Investment Opportunities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, if the Fund holds such positions it may be required to do so for several years, if not longer, regardless of adverse price movements. Investment in Special Investment Opportunities may cause the Fund to be less liquid than would otherwise be the case.
With respect to PIPE transactions, PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.
Real Estate Investment Trusts (“REITs”)
The Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and the Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Ordinary REIT dividends received by the Fund and distributed to the Fund’s shareholders will generally be taxable as ordinary income and will not constitute “qualified dividend income.” However, for tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a regulated investment company may report dividends as eligible for this deduction to the extent the regulated investment company’s income is derived from ordinary REIT dividends (reduced by allocable regulated investment company expenses). A shareholder may treat the dividends as such provided the regulated investment company and the shareholder satisfy applicable holding period requirements.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Cyber Security Risk
With the increasing use of the internet and technology in connection with Fund operations, the Fund and its service providers are susceptible to greater operational and information security risks through breaches of cyber security. Cyber security breaches include stealing or corrupting data maintained online or digitally, “denial of service” attacks on websites, the unauthorized monitoring, misuse, loss, destruction or corruption of confidential information, unauthorized access to systems, compromises to networks or devices that the Fund and its service providers use to service Fund operations, and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber security breaches affecting the Fund or any of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in financial losses or the inability of Fund shareholders to transact business. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management programs designed to mitigate or prevent the risk of cyber security breaches. Such costs may be ongoing because threats of cyber attacks are constantly evolving. Issuers of securities in which the Fund invests are also subject to similar cyber security risks, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Fund or its service providers, or the issuers of the securities in which the Fund invests, will not suffer losses relating to cyber security breaches in the future.
London Interbank Offered Rate (“LIBOR”) Replacement and Other Reference Rates Risk
Many debt securities, derivatives and other financial instruments, including some of the Fund’s investments, utilize benchmark or reference rates such as LIBOR, European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and other similar types of reference rates for variable interest rate calculations. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or other similar types of reference rates or may be subject to interest caps or floors based on such reference rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such reference rates. The elimination of a reference rate or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for—or value of—any securities or payments linked to those reference rates.
The use of LIBOR came under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark due largely to reduced activity in the financial markets that it measures. In 2017, the UK Financial Conduct Authority announced that it will no longer encourage nor require banks to submit rates for the calculation of LIBOR after 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. It is unclear whether LIBOR will continue to exist in its current or a modified form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the UK.
Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to—or discontinuation of—LIBOR on the Fund will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
Investment Restrictions
The investment restrictions numbered 1 through 8 below have been adopted by the Trust with respect to the Fund as fundamental policies. Under the 1940 Act, a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. The Fund’s investment objective is a non-fundamental policy, which may be changed by the Board of Trustees at any time. For the Fund:
1. Except as otherwise permitted by the 1940 Act (which currently limits borrowing to no more than 33 1∕3% of the value of the Fund’s total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money.
2. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.
3. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.
4. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.
5. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.
6. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.
7.  Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.
8. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not (a) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation, nor (b) hold more than 10% of the outstanding voting securities of any single issuer (this restriction applies only with respect to 75% of the Fund’s total assets).
Except in the case of the percentage limitation set forth in Investment Restriction No. 1 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Fund’s other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund’s assets will not constitute a violation of the restriction. With respect to the percentage limitation set forth in Investment Restriction No. 1, however, if borrowings exceed 33 1∕3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund shall take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.
For purposes of Investment Restriction No. 7, subject to applicable law and except as may be stated otherwise, the Fund considers any single industry to also include a particular group of related industries.
Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for the Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Board. Although investment requirements for the Fund are reviewed independently from those of the other accounts or funds managed by Alger Management, investments of the type the Fund may make may also be made by these other accounts or funds. When the Fund and one or more other funds or other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
Transactions in equity securities are in most cases effected on U.S. and foreign stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.
In Alger Management’s view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation. As a result, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management’s philosophy to pursue the Fund’s investment objective by managing the Fund actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing the Fund’s brokerage and custodial expenses.
To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board has determined that  Fund portfolio transactions will generally be executed through Fred Alger & Company, LLC (“Alger LLC” or the “Distributor”), a registered broker-dealer, if, in the judgment of Alger Management, the use of Alger LLC is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger LLC charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC. In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund involved, other funds in the Alger Family of Funds, and/or other accounts over which Alger Management or its affiliates exercise investment discretion to the extent permitted by law. Alger Management’s fees under its agreements with the Fund are not reduced by reason of its receiving brokerage and research services. The Board will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund. The commissions paid to Alger LLC during the fiscal years ended October 31, 2021, 2020 and 2019 are listed in the table below. Neither Alger LLC nor its affiliates engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.
	Broker Commissions Paid for 2019
		Paid to Alger LLC			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount Paid to Alger LLC	% of Brokerage Commission Paid to Alger LLC	% of Brokerage Dollar Amount of Transactions Effected through Alger LLC	Value of Transactions	Commissions
Small Cap Growth Fund	$54,555	$8,877	16%	15%	$12,097,418	$14,223

	Broker Commissions Paid for 2020
		Paid to Alger LLC			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount Paid to Alger LLC	% of Brokerage Commission Paid to Alger LLC	% of Brokerage Dollar Amount of Transactions Effected through Alger LLC	Value of Transactions	Commissions
Small Cap Growth Fund	$159,512	$24,763	16%	17%	$42,477,246	$44,192

	Broker Commissions Paid for 2021
		Paid to Alger LLC			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount Paid to Alger LLC	% of Brokerage Commission Paid to Alger LLC	% of Brokerage Dollar Amount of Transactions Effected through Alger LLC	Value of Transactions	Commissions
Small Cap Growth Fund	$319,727	$51,412	16%	16%	$96,306,331	$69,974
As of October 31, 2021, the Fund did not hold securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act).
Disclosure of Portfolio Holdings
The Board has adopted policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.
Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.
The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to their regulatory filings on Form N-PORT. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarter.
In addition, the Fund make publicly available its respective month-end top 10 holdings with a 10 day lag and its month-end full portfolios with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.
In accordance with the foregoing, the Fund provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. This agreement must be approved by the Fund’s Chief Compliance Officer.
The Board periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.
In addition to material the Fund routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Fund portfolio versus an index (such as P/E (or price to book) ratio), EPS forecasts, alpha, beta, capture ratio, standard deviation, Sharpe ratio, information ratio, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Fund at (800) 992-3863 to obtain such information.
The Fund provides its portfolio holdings on a daily basis, with no lag, to each of Abel Noser, Bloomberg, Factset, Security Class Action Services, LLC, and William O’Neil + Co. Inc. The Fund has ongoing arrangements to provide its portfolio holdings to Callan Associates, Epiq eDiscovery Solutions, Inc., Equest, eVestment Alliance, LLC, Fascet LLC, ICE Data Services, InsiderScore, Mercer Investment Consulting, Morningstar, Oppenheimer, PSN, S&P Global Inc., RBC Capital Markets, Refinitiv US LLC, Renaissance Macro, Seismic, Synergy Capital Management, Vantagepoint Investment Management, Inc., and Wilshire. Neither the Fund nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in the Fund and may therefore be subject to fees applicable to all shareholders. Alger Management also manages accounts for individuals and institutions. Holders of these accounts may own many of the same securities as the Fund, and therefore may be generally aware of the portfolio holdings of the Fund.
Net Asset Value

The price of one share of a class is based on its “net asset value.” The net asset value is computed by adding the value of the Fund’s investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of shares of the class outstanding. The net asset value of a share of a given class may differ from that of one or more other classes of the Fund. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open.
Purchases of shares will be based upon the next net asset value calculated for each class after your order is received and accepted by the Transfer Agent or other designated intermediary. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.
The NYSE is generally open on each Monday through Friday, except New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
The assets of the Fund are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, at a price within the bid and asked price or the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued may be used. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board.
Securities in which the Fund invests may be traded in markets that close before the close of the NYSE. Developments that occur between the close of these markets (generally foreign markets) and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board, believes to be fair values of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.
The valuation of money market instruments with maturities of 60 days or less held by the Fund is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Classes of Shares

The class of shares offered by the Fund in this SAI are listed on the cover page of the SAI. Class Y Shares are generally offered only to institutional investors. Class Y Shares are not subject to a sales charge of any kind. Class Y Shares are not subject to distribution and/or service fees.
Current total return figures may be obtained by calling Alger Funds at (800) 992-3863 or on the Funds’ website at www.alger.com.
Purchases

Shares of the Fund are offered continuously by the Trust and are distributed on a best efforts basis by Alger LLC as principal underwriter for the Fund pursuant to a distribution agreement (the “Distribution Agreement”). Under the Distribution Agreement, Alger LLC bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders.
The Fund does not accept cash or cash equivalents for share purchases. Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank. Purchases made through ACH (Automated clearing house) are subject to a maximum limit of $50,000.
Orders received by the Trust’s transfer agent or other designated intermediary are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of the Fund are effected at the respective net asset values per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See “Net Asset Value.” All orders for the purchase of shares are subject to acceptance or rejection by the Trust. Payment for redemptions will be made by the Trust’s transfer agent on behalf of the Trust and the Fund within seven days after the request is received.
Investors may exchange stock of companies acceptable to Alger Management for shares of the Fund with a minimum of 100 shares of each company generally being required. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian, the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund’s securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.
Confirmations and Account Statements
All of your transactions through the Transfer Agent, UMB Fund Services, Inc., will be confirmed on separate written transaction confirmations (other than Automatic Investment Plan transactions) and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on transaction confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.

Distribution Plans
As stated in the Prospectus, in connection with the distribution and shareholder servicing activities of Alger LLC in respect of the Fund’s Class A, B and C Shares, respectively, the Trust has adopted plans (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Class B and C Plans, a portion of the distribution fee paid to Alger LLC by the Trust under a Plan, sometimes described as an “asset-based sales charge,” allows investors to buy shares with little or no initial sales charge while allowing Alger LLC to compensate dealers that sell Class B or C shares of the Fund. Typically, Alger LLC, in its discretion or pursuant to dealer agreements, pays sales commissions of up to 4% of the amount invested in Class B Shares and up to 1% of the amount invested in Class C Shares, and pays the asset-based sales charge as an ongoing commission to dealers on Class C Shares that have been outstanding for more than a year. For Class B Shares, Alger LLC retains the asset-based sales charge to recoup the sales commissions and other sales-related expenses it pays. For Class C Shares, the asset-based sales charge is retained by Alger LLC in the first year after purchase; in subsequent years, all or a portion of it typically is paid to the dealers who sold the Class C Shares. In some cases, the selling dealer is Alger LLC. Shareholders of each applicable share class of the Fund adopted a Plan, or approved an amendment to their class’s Plan, between January and September of 2007, or when the class commenced operations, if later.
Each Plan authorizes the Trust to pay Alger LLC, on behalf of the Fund, a shareholder servicing fee computed at an annual rate of up to 0.25% of the average daily net assets allocable to the Class A, Class B, and Class C Shares, as the case may be, of the Fund, and such fee shall be charged only to that class. The shareholder servicing fee is used by Alger LLC to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger LLC and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger LLC to persons, including Alger LLC employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund’s Manager, Transfer Agent or other agent of the Fund.
Pursuant to the Plan for Class C Shares, the Fund pays an annual fee of 1.00% of its Class C Shares’ average daily net assets to Alger LLC. In addition to the 0.25% shareholder servicing fee, Alger LLC is paid a 0.75% fee for providing distribution services including, but not limited to, organizing and conducting sales seminars, advertising programs, payment of finders’ fees, printing of prospectuses and SAIs and reports for potential investors, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based charges or as payments of commissions, and the costs of administering the Plan.
During the fiscal year ended October 31, 2021, the Fund paid Alger LLC for distribution services and/or shareholder servicing under the provisions of the respective Class Plans as follows:
Fund	Class A	Class C
Small Cap Growth Fund	$622,211	$336,389
The Class B Plan is a “reimbursement” plan under which Alger LLC is reimbursed for its actual distribution expenses up to 0.75% of the Fund’s Class B shares average daily net assets. In addition, the Fund’s Class B Shares may pay Alger LLC a fee of up to 0.25% of their average daily net assets for the provision of shareholder services. Any CDSCs on Class B Shares received by Alger LLC will reduce the amount to be reimbursed under the Plan. Under this Plan, any excess distribution expenses may be carried forward, with interest, and reimbursed in future years. At October 31, 2021, the following approximate amounts were carried forward under the Class B Plan:
Fund	Carryforward Amounts
Small Cap Growth Fund	$19,004,775
During the fiscal year ended October 31, 2021, the Fund reimbursed Alger LLC for distribution services under the provisions of the Class B Plan, as follows:
Fund	Class B
Small Cap Growth Fund	$58,672

Alger LLC has acknowledged that payments under the Plans are subject to the approval of the Board and that no Fund is contractually obligated to make payments in any amount or at any time, including payments in reimbursement of Alger LLC for expenses and interest thereon incurred in a prior year.
Under their terms, the Plans remain in effect from year to year, provided such continuation is approved in each case annually by vote of the Board, including a majority of the Independent Trustees and a majority of the Trustees who have no direct or indirect financial interest in the operation of the Plan. A Plan may not be amended to increase materially the amount to be spent for the services provided by Alger LLC without the approval of shareholders of the applicable class, and all material amendments of a Plan must be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to the class of shares of the Fund to which a Plan relates, by a vote of a majority of the outstanding voting securities of the class, on not more than 30 days’ written notice to any other party to the Plan. Alger LLC provides to the Board quarterly reports of amounts expended under each Plan and the purpose for which such expenditures were made.
Alger LLC did not have any selling expenses with respect to Class Y Shares of the Fund during the fiscal year ended October 31, 2021 because the share class was not yet in operation.
Expenses of the Fund
Subject to any expense limitations described in the Fund’s Prospectus, the Fund will bear its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class A, Class B, and Class C Shares of the Fund may pay Alger LLC for expenses incurred in distributing shares of that class and Class A, Class B, and Class C shares of the Fund may compensate Alger LLC for servicing shareholder accounts. Trustwide expenses not identifiable to any particular fund, including the Fund, or class will be allocated in a manner deemed fair and equitable by the Board. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the series of the Trust while retaining the ability to be paid by the Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.
Purchases Through Processing Organizations
You can purchase and redeem shares through a “Processing Organization,” which is a broker-dealer, bank or other financial institution that purchases shares of the Fund for its clients or customers. The Trust may authorize a Processing Organization to receive, or to designate other financial organizations to receive, purchase and redemption orders on the Fund’s behalf. In that case, the Fund will be deemed to have received an order when the Processing Organization or its intermediary receives it in good order, and the order will be processed based on the net asset value of the Fund next calculated after the order is received in proper form by the Processing Organization or its designee.
When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Fund for shareholders who invest through a Processing Organization will generally be set by the Processing Organization. Processing Organizations may impose charges and restrictions in addition to or different from those applicable if you invest in the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger LLC, or any of its affiliates.
Redemptions

The right of redemption of shares of the Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Telephone Redemptions
Direct investors automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 992-3863. Redemption requests received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Shares issued in certificate form are not eligible for this service.
Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 30 days of changing your address.
The Trust, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.
Redemptions in Kind
Payment for shares tendered for redemption is ordinarily made in cash. However, the Board has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment of a redemption order wholly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities for the purposes of making in-kind redemptions will be the same as the method the Fund generally uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined. If the Fund pays large redemptions in cash, these transactions may increase the Fund’s transaction costs and detract from the Fund’s performance. Large purchases pose similar risks.
Signature Guarantees
The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).
Exchanges and Conversions

Except as noted below, shareholders may exchange some or all of their Fund shares for shares of the same class of shares of another fund in The Alger Family of Funds. One class of shares may not be exchanged for another class of shares, except that in limited circumstances certain accounts will be permitted an exchange from one class to another, including, but not limited to, from Class A Shares to Class I or Class Z Shares, or from Class C Shares to Class A, Class I, or Class Z Shares. Once an initial sales charge has been imposed on a purchase of Class A Shares, no additional charge is imposed in connection with their exchange. No CDSC is assessed in connection with exchanges of the same class; however, the original CDSC holding period will carry over to the acquired shares.
An exchange from one fund to another fund is generally a taxable event, and may generate capital gains or losses for federal income tax purposes. The exchange of shares of one class of the Fund into shares of another class of the same Fund, however, is generally not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. Shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences of an exchange.
For purposes of calculating the eight-year holding periods for automatic conversion of Class B Shares to Class A Shares, shares acquired in an exchange are deemed to have been purchased on the date on which the shares given in exchange were purchased.

Investors who hold shares directly automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege. Exchanges can be made among Funds of the same class of shares for identically registered accounts. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and, therefore, you may realize a taxable gain or loss when you exchange shares.
The Trust reserves the right to terminate or modify the exchange privilege upon notice to shareholders.
Management

Trustees and Officers of the Trust
The Trust is governed by the Board which is responsible for protecting the interests of shareholders under Massachusetts law.
The Board has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) the Fund’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund’s financial statements and the independent audit thereof. The members of the Audit Committee are Stephen E. O’Neil, Nathan E. Saint-Amand and Charles F. Baird, Jr. The Audit Committee met five times during the Trust’s last fiscal year. The function of the Nominating Committee is, among other things, to select and nominate all candidates for election as Independent Trustees to the Board. The Nominating Committee, which met once during the Trust’s last fiscal year, is composed of all the Independent Trustees.
While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing to the Secretary of the Trust, c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, New York 10004. Any submission should include the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” (as defined in the 1940 Act) of the Trust, and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in a solicitation of proxies for election of Trustees of a registered investment company in an election contest pursuant to Regulation 14A under the Securities Exchange Act (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a Trustee (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the Trust’s By-laws.
Board’s Risk Oversight Role
Risk oversight is part of the Board’s general oversight of the Trust. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s Chief Investment Officer (or a senior representative of his office) and portfolio management personnel, which include reports on the investment performance of the Fund. In accordance with Rule 22e-4 under the 1940 Act, the Board approved a liquidity risk management program (the “LRMP”), which provides the framework for evaluating the liquidity of the Fund’s investments. The Board, including a majority of the Independent Trustees, appointed the Manager as the administrator of the LRMP, and reviews, no less frequently than annually, a written report prepared by the Manager as the administrator of the LRMP that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. The Board also receives regular liquidity reports. The Board receives regular compliance reports prepared by the Trust’s and the Manager’s Chief Compliance Officer and meets regularly with the Chief Compliance Officer to discuss various compliance matters, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the Trust’s and the Manager’s Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Board’s Audit Committee (which consists of three Independent Trustees) meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer.
The Board also receives periodic presentations from senior personnel of the Manager regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation (including information with respect to any fair valued securities), credit, investment research and securities lending. The Board also may receive special reports or presentations on a variety of risk matters, either upon the Board’s request or upon the initiative of the Manager. The Board receives reports from counsel to the Trust or counsel to the Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investment activities.
Board Composition and Leadership Structure
The 1940 Act requires that at least 40% of the Trust’s trustees be Independent Trustees and as such not be affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 83% of the Trust’s Trustees, including the Chairman of the Board, are Independent Trustees. The Chairman of the Board chairs Board meetings and executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager provides to the Trust and potential conflicts of interest that could arise from this relationship.
Trustees of the Trust, together with information as to their positions with the Trust, and principal occupations, are shown below.
Name, (Year of Birth), and Address (1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex (3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):
Hilary M. Alger (1961)	Trustee since 2003	Non-profit Fundraising Consultant since 2015, Schultz & Williams; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Pennsylvania Ballet; School Committee Member since 2017, Germantown Friends School.	29	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:
Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Director of North Castle Partners (private equity securities group).	29
Roger P. Cheever (1945)	Trustee since 2000	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President for Principal Gifts from 2008 to 2020, Harvard University.	29	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1986	Retired.	29

Name, (Year of Birth), and Address (1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex (3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	29
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1986	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	29

(1)
The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)
Ms. Alger is an “interested person” (as defined in the 1940 Act) of the Trust by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.
(3)
“Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.
Information About Each Trustee’s Experience, Qualifications, Attributes or Skills
The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the skills, experience and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Trust’s or the Manager’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Each Trustee has been a Board member of the Alger Fund Complex mutual funds since at least 2007. In addition, the following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (this supplements information provided in the table above), which the Board believes help the Trustees to exercise effective business judgment.
•
Hilary M. Alger — In addition to her tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2003), Ms. Alger has over 25 years experience in development for non- profit entities, and prior to that, worked as a securities analyst at Alger Management. Ms. Alger owns securities issued by, and serves on the Board of Directors of, Alger Associates.
•
Charles F. Baird, Jr. — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2000), and his service on the Audit Committee of the Trust, Mr. Baird has over 35 years experience as a business entrepreneur, primarily focusing on private equity securities. His extensive experience in the investment business provides in-depth knowledge of industry practices and standards.
•
Roger P. Cheever — Mr. Cheever has been the Chairman of the Board of all of the Alger Fund Complex mutual funds since 2007, and has been a Board member of some since 2000. Mr. Cheever has over 35 years of experience in the development and management of non-profit entities.

•
Stephen E. O’Neil — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1973), and his service as Chairman of the Audit Committee of the Trust, Mr. O’Neil has over 45 years experience as a lawyer and private investor.
•
David Rosenberg — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds since 2007, Mr. Rosenberg has 20 years of experience as a professor of business law.
•
Nathan E. Saint-Amand, M.D. — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1986), Dr. Saint-Amand has been a medical doctor for over 45 years and has served on the boards of several non-profit entities.
Officers of the Trust, with information regarding their positions with the Trust and principal occupations, are shown below.
Name, (Year of Birth), Position with Trust and Address (1)	Principal Occupations	Officer Since
Officers(2):
Hal Liebes (1964) President, Principal Executive Officer
Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger
Management; COO and Secretary, Alger Associates, Inc. and Alger Alternative Holdings,
LLC; Director, Alger SICAV, Alger International Holdings, and Alger Dynamic Return
Offshore Fund; Vice President, COO, Member, and Secretary, Alger Capital, LLC and Alger
Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.;
Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC;
Manager, Alger Partners Investors I, LLC and Alger Partners Investors KEIGF; Secretary,
Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and Director and Secretary, The
Foundation for Alger Families.
		2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President, Alger Management.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President, Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President, Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Associate Counsel of Alger Management since 2020. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President, Alger Management.	2021

(1)
The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)
Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.
No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective January 1, 2021, each Independent Trustee receives a fee of $142,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending meetings. The Independent Trustee appointed as Chairman of the Board receives an additional compensation of $20,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
The Trustees and officers of the Trust are permitted to purchase shares of the Fund without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort by the Distributor is involved and in order to promote the alignment of such individuals’ economic interests with the Trust.

The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2021. The following table provides compensation amounts paid to the current Independent Trustees of the Trust for the fiscal year ended October 31, 2021.
Compensation Table
Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation Paid to Trustee from The Alger Fund Complex*
Charles F. Baird, Jr.	$72,355	$153,000
Roger P. Cheever	$75,665	$160,000
Stephen E. O’Neil	$72,355	$153,000
David Rosenberg	$66,209	$140,000
Nathan E. Saint-Amand	$72,355	$153,000

*
During the year ended October 31, 2021, each Trustee served on the board of six investment companies that comprised the Alger Fund Complex.
The following table shows each current Trustee’s beneficial ownership as of December 31, 2020, by dollar range, of equity securities of the Fund and of all of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = over $100,000.
None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger LLC, or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger LLC. The table reflects Ms. Alger’s beneficial ownership of shares of the Fund, and of all funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.
Equity Securities of Each Fund
Name of Trustee	Small Cap Growth	Aggregate Equity Securities of Funds in Alger Fund Complex Overseen by Trustee
Interested Trustee:
Hilary M. Alger	E	E
Independent Trustees:
Charles F. Baird, Jr.	A	E
Roger P. Cheever	A	E
Stephen E. O’Neil	A	E
David Rosenberg	A	C
Nathan E. Saint-Amand	A	E

Investment Manager
Alger Management has been in the business of providing investment advisory services since 1964 and, as of October 31, 2021, had approximately $48.6 billion in assets under management. Alger Management is directly owned by Alger Group Holdings, LLC, a financial services holding company. Alger Group Holdings and Alger Management are indirectly controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own approximately 99% of the voting rights of Alger Associates, the parent company of Alger Group Holdings.

Alger Management serves as investment adviser to the Fund pursuant to a written agreement between the Trust, on behalf of the Fund, and Alger Management (the “Advisory Agreement”), and under the supervision of the Board. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. Alger LLC may serve as the Fund’s broker in effecting most portfolio transactions on securities exchanges and can retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Fund and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers of the Trust who are employed by the Trust and Alger Management. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.
As compensation for its services, the Trust has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the Fund: Alger Small Cap Growth Fund — .81% for assets up to $1 billion and .75% for assets in excess of $1 billion.
The Manager has made contractual commitments to the Fund to waive its fee and/or reimburse the Fund for expenses to the extent necessary to maintain the Fund’s total annual operating expenses at or below certain levels. The limitations do not include acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses. The agreement runs through February 29, 2024 and may only be amended or terminated prior to its expiration date by agreement between the Manager and the Board, and will terminate automatically in the event of termination of the Advisory Agreement. The waiver/reimbursement arrangement is as follows: Y Shares – 0.84%. The Manager may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
During the fiscal years ended October 31, 2019, 2020 and 2021, respectively, Alger Management earned the following amounts under the terms of the Advisory Agreement, approximately:
Fund	2021	2020	2019
Alger Small Cap Growth Fund	$4,958,536	$1,878,223	$1,137,105
During the fiscal years ended October 31, 2019, 2020 and 2021, respectively, Alger Management waived and/or reimbursed the Fund the respective amounts set forth in the table below, pursuant to contractual agreements to limit expenses with terms that were substantially the same as those described above, with respect to the Fund’s Class Z shares. The waiver for the Fund’s Class Z shares is 0.99%.
Fund	2021	2020	2019
Alger Small Cap Growth Fund	$0	$17,370	$19,255
Administrative Services
Pursuant to a separate administration agreement between the Trust, on behalf of the Fund, and Alger Management (the “Fund Administration Agreement”), Alger Management also provides administrative services to the Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund’s Custodian, Transfer Agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the 1940 Act.

Alger Management’s administrative fee is .0275% of average daily net assets, and pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Fund, for a fee of 0.014% of the Fund’s average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH provides accounting and bookkeeping services and calculation of the net asset value of the Fund’s shares.
During the fiscal years ended October 31, 2019, 2020 and 2021, respectively, Alger Management earned under the terms of the Fund Administration Agreement, approximately:
Fund	2021	2020	2019
Alger Small Cap Growth Fund	$168,345	$63,767	$38,605
Alger Management has also entered into a Shareholder Administrative Services Agreement with the Trust. The services provided and the fees paid pursuant to that agreement are discussed in the “Transfer Agent” section below.
Description of Portfolio Manager Compensation Structure
An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger Management. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), education, industry knowledge and the individual’s performance in his or her role. Base salaries will grow over time for Alger’s superior employees, rewarding their performance and contributions to the firm.
Bonus may be a significant portion of an individual’s compensation and can vary from year to year. The annual bonus considers various factors, including:
•
the firm’s overall financial results and profitability;
•
the firm’s overall investment management performance;
•
current year’s and prior years’ pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible, based on the benchmark of each such portfolio;
•
qualitative assessment of an individual’s performance with respect to the firm’s investment process and standards; and
•
the individual’s leadership contribution within the firm.
While the benchmarks and peer groups used in determining a portfolio manager’s compensation may change from time to time, Alger Management may refer to benchmarks, such as those provided by Russell Investments and S&P Global Ratings, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.
Alger Management has implemented a profit participation plan (“PPP”) that gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the firm. Senior members of the firm are eligible to receive awards annually in the PPP. The PPP reinforces the portfolio managers’ commitment to generating superior investment performance for the firm’s clients. The awards are invested in Alger mutual funds and have a four-year vesting schedule. The total award earned can increase or decrease with the firm’s investment and earnings results over the four-year period.
Additionally, the Alger Partners Plan provides key investment executives with phantom equity that allows participants pro-rata rights to growth in the firm’s book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.). The firm does not have a limit on the overall percentage of the firm’s value it will convey through this program. Participation in this program is determined annually.
Other Accounts Managed by Portfolio Managers
The numbers and assets of other accounts managed by the portfolio managers of the Fund as of October 31, 2021 are as follows. Except as noted below, no account’s advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Dan C. Chung*#±	14	$ 20,487,973,642	9	$ 2,285,192,691	51	$ 3,533,780,687
Amy Y. Zhang[x]	5	$ 9,498,101,412	2	$ 1,154,087,995	6	$423,998,941

*
The portfolio manager also manages Alger Dynamic Return Fund, a hedge fund included as a pooled investment vehicle. The advisory fee of Alger Dynamic Return Fund is based on the performance of the account, which had assets of approximately $48.6 million as of October 31, 2021.
#
The portfolio manager also manages a separate account, included in “Other Accounts,” with advisory fees based on the performance of the account. The account had assets of approximately $328.8 million as of October 31, 2021.
±
The portfolio manager also manages Alger 35 Fund, a mutual fund included as a registered investment company. The advisory fee of Alger 35 Fund is based, in part, upon the performance of the fund, which had assets of approximately $44.2 million as of October 31, 2021.
x
The portfolio manager also manages a separate account, included in “Other Accounts,” with advisory fees based on the performance of the account. The account had assets of approximately $13.6 million as of October 31, 2021.
Securities Owned by the Portfolio Managers
The following table shows each current portfolio manager’s beneficial interest as of October 31, 2021, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = $100,001 — $500,000; F = $500,001 — $1,000,000; G = over $1,000,000.
Portfolio Manager	Fund	Range
Dan C. Chung	Small Cap Growth	E
Amy Y. Zhang	Small Cap Growth	E*

*
A portion of these amounts represents vested or unvested shares held in various qualified and non-qualified deferred compensation plans sponsored by the Manager in which the portfolio manager participates. Information provided is based on current valuations of portfolio manager ownership in such plans where obtainable or on initial values (which may increase or decrease) where current valuations are not timely available.
Distributor
Alger LLC, an affiliate of Alger Management, serves as the Fund’s principal underwriter, or distributor, and receives payments from the Fund under the Plans (see “Purchases — Distribution Plans”). Alger LLC makes a continuous offering of Fund shares on a best efforts basis. It also receives brokerage commissions from the Trust (see “Investment Strategies and Policies — Portfolio Transactions”). Alger LLC does not receive any other compensation from the Fund.
From time to time Alger LLC, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of the value of those investments. Alger LLC may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of the value of Trust assets or 0.50% annually of the value of Trust sales attributable to that financial intermediary. Alger LLC determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger LLC deems relevant. Factors considered by Alger LLC generally include the financial intermediary’s reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.
Financial intermediaries with whom Alger LLC has its most significant arrangements to make additional cash compensation payments are Ameriprise Financial Services, Inc., Ameritas Investment Corporation, Charles Schwab & Co, Chase Life Insurance Company, GWFS Equities Inc, ING America Insurance Holdings INC, Jefferson National Life, Lincoln Benefit Life, LPL Financial Corporation, Merrill Lynch, Pierce, Fenner & Smith, Midland National Life Ins Co, MML Distributors LLC, Morgan Stanley Smith Barney LLC, National Financial Services Co, Nationwide Investment Services Corp, Noramco, Oneamerica Securities, Inc., Pershing LLC, Prudential Investment Management Service, Raymond James & Associates, Inc., RBC Capital Markets LLC, Talcott Resolution Life Insurance Co, TD Ameritrade Clearing, Inc., UBS Financial Services Inc., Wells Fargo Clearing Services LLC. In addition, Alger LLC may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger LLC. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund or the amount of proceeds received by the Fund on the sale of shares.
Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as the Trust’s independent registered public accounting firm.
Code of Ethics

Alger Management personnel (“Access Persons”) are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Trust’s Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must pre-clear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Trust’s Code of Ethics by calling the Trust toll-free at (800) 992-3863.
Certain U.S. Federal Income Tax Considerations

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.
The Fund will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Fund-by-Fund (rather than on a Trust-wide) basis.
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If qualified as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the Fund’s prospectus. As a regulated investment company, the Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Trust expects the Fund to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Trust expects the Fund to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.
Payments reflecting the dividend income of the Fund will not qualify for the dividends-received deduction for corporations if the Fund sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Fund have been met.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.
Dividends of the Fund’s net investment income and distributions of its short-term capital gains will generally be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund.
If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.
Investors considering buying shares of the Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.
If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28% “backup withholding tax” with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual’s taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a shareholder’s regular federal income tax liability.
Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in the Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.
Dividends

Each share class will be treated separately in determining the amounts of dividends or investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the class that paid the dividend or distribution at net asset value, unless you elected to have all dividends and distributions paid in cash or reinvested at net asset value into the same class of shares of another identically registered Alger Family of Funds account you have established. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the share-holder(s). Shares purchased through reinvestment of dividends and distributions are not subject to a CDSC or front-end sales charge except as described above. Dividends of the Fund are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by the Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of the Fund may have different dividend and distribution rates. Class A dividends generally will be greater than those of Class B and Class C due to the higher Rule 12b-1 fees associated with Class B and Class C Shares. Class Y and Class Z dividends will generally be greater than those of the other classes due to the absence of Rule 12b-1 fees. However, dividends paid to each class of shares in the Fund will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.
Custodian and Transfer Agent

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110 serves as custodian for the Trust pursuant to a custodian agreement under which it holds the Fund’s assets. UMB Fund Services, Inc. (“UMB”), 235 W. Galena Street, Milwaukee, WI 53212 serves as transfer agent for the Fund. Prior to October 7, 2019, DST Asset Manager Solutions, Inc. served as transfer agent for the Fund. Under the transfer agency agreement, UMB processes purchases and redemptions of shares of the Fund, maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust, and distributes any dividends and distributions payable by the Fund. The Trust, Alger LLC (or its affiliates) and non-affiliated third-party service providers may enter into agreements for recordkeeping services.
Pursuant to the transfer agency agreement, UMB is compensated on a per-account basis, subject to a minimum total fee amount across the fund complex. These fees will be allocated across the Fund on a pro-rata basis by assets. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to act as a liaison and to provide administrative oversight of UMB and related services. Alger Management is paid on an asset-based basis for these services. During the fiscal years ended October 31, 2019, 2020 and 2021, the Fund paid to Alger Management under the Shareholder Administrative Services Agreement:
Fund	2021	2020	2019
Alger Small Cap Growth Fund	$79,962	$33,516	$22,183
Principal Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the Advisory Agreement. Certain of the investors below are believed to hold the indicated shares as nominee.
Additionally, the Manager or an affiliate of the Manager (the “seed investor”) may provide initial funding to or otherwise invest in a Fund. A seed investor may redeem its investment in a Fund at any time and without prior notice, which could adversely affect a Fund and its shareholders, such as by causing the Fund to realize taxable gains that will be distributed to other shareholders, and increasing Fund transaction costs and expense ratios.
Because the Fund’s Class Y Shares have not commenced operations as of the date of this SAI, there are no beneficial owners of this share class. As of December 13, 2021, no principal holders owned 25% or more of the total outstanding shares of the Fund.
The Trustees and officers of the Trust, as a group, held directly less than 1% of each Class of Shares of the Fund.
Organization

The Trust has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 20, 1986 (the “Trust Agreement”). On December 31, 1996, Class A Shares were added to all existing portfolios of the Trust. Class A shares have an initial sales charge. The previously existing shares in those portfolios, subject to a CDSC, were designated Class B Shares on that date. Class C Shares, which are subject to a CDSC, were created on August 1, 1997. The name of each existing series of the Trust was changed from “Portfolio” to “Fund” on February 24, 2004. On March 1, 2010, a space was added to the name of Alger Small Cap Growth Fund. The word “Alger” in the Trust’s name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Management may terminate the Trust’s license to use the word “Alger” in its name when Alger Management ceases to act as the Trust’s investment manager. The Fund began offering Class Y Shares on December 31, 2021.
The Class A, B, C, Y and Z Shares differ in that: (a) each class has a different class designation; (b) the Class A Shares are subject to initial sales charges; (c) the Class B and Class C Shares are subject to CDSCs, and certain Class A Shares may also be subject to a CDSC; (d) each of Class A, B, and C Shares are subject to different distribution and/or service fees under the Plans; (e) Class Y and Z Shares are not subject to distribution and/or service fees; (f) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; and (g) the exchange privileges and conversion rights of each class differ from those of the others.
Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s Declaration of Trust.
Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust’s outstanding shares.
Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights, except that Class B and Class C Shares automatically convert to Class A Shares after specified periods. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within the Fund on matters in which the interests of one class differ from those of another; see also item (f) in the third preceding paragraph. Physical share certificates are not issued for shares of the Fund.
Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires the Trustees to use their best efforts to ensure that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote.
Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.
The Trust is an open-end management investment company. The Fund is classified as a “diversified” investment company under the 1940 Act. A “diversified” investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government and other investment companies) to no more than 5% of the investment company’s total assets. The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund’s assets, similar to the requirement stated above.

Proxy Voting Policies and Procedures

The Board has delegated authority to vote all proxies related to the Fund’s portfolio securities to Alger Management, the Fund’s investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Fund, and is responsible for voting proxies of all foreign and domestic securities held in the Fund. Alger Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.
Alger Management receives and considers the recommendations of Institutional Shareholder Services Inc. (“ISS”), a leading proxy voting service provider and registered investment adviser. ISS issues voting recommendations and casts votes on the proxies based on pre-determined proxy voting guidelines intended to vote proxies in the clients’ best interests, which are summarized below. To the extent ISS has a material conflict of interest with the company whose proxies are at issue, ISS may recuse itself from voting proxies. Alger Management monitors ISS’s proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Fund. Further, Alger Management has a process in place for making voting determinations in the event of a conflict of interest.
Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Alger Management’s behalf, maintains proxy statements received regarding securities held by the Fund; records of votes cast on behalf of the Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.
No later than August 31st each year, the Fund proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and on the Fund website and on the SEC’s website at http://www.sec.gov.
The following is a summary of the two sets of voting guidelines used (as applicable) by Alger Management, or ISS on Alger Management’s behalf, to vote proxies of securities held by the Fund.
Overview of ISS’s Specialty SRI U.S. Proxy Voting Guidelines
ISS’s SRI proxy voting guidelines, like the other Specialty Policy proxy voting guidelines, have been formulated to help institutional investors align their corporate governance philosophies and investment objectives with their proxy voting activities. They have been developed specifically to reflect the perspectives of the SRI investor constituency and are designed to represent the views of related organizations and applicable global initiatives. The ISS SRI guidelines are generally supportive of proposals that promote:
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Greater disclosure of corporate environmental policies including climate change and greenhouse gas or toxic emissions;
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Greater transparency of social policies such as those concerning workplace discrimination and corporate board diversification efforts, human rights, and compliance with human/labor rights norms/codes of conduct; and
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Reporting on sustainable business practices including recycling, wood procurement, water use, operations in sensitive or protected areas, energy efficiency/renewable energy, and incorporation of sustainability-related performance metrics into executive compensation.
In addition, the SRI guidelines are also supportive of the following topics:
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Board diversity — recommend votes against nominating committee members when the board lacks diversity (the ISS Benchmark guidelines do not consider diversity when providing recommendations on board members);
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ESG risk management — recommend votes against directors individually, on a committee, or potentially the entire board due to material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental and social risks (the ISS Benchmark guidelines do not recommend votes against directors for ESG risks);

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Auditor independence — recommend votes against auditor ratification when non-audit fees exceed a quarter of total fees paid to auditor (the ISS Benchmark guidelines recommend votes against the auditor ratification when non audit fees exceed half of total fees); and
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Environmental stewardship and socially responsible/sustainable business practices.
The SRI guidelines will generally support proxy voting proposals that call for actions beyond disclosure reporting of corporate environmental policies or resolutions seeking greater transparency around social policies and practices — including support for proposals seeking adoption of policies on topics such as human/labor rights, workplace safety or discrimination, access to pharmaceutical drugs, incorporation of sustainability-related performance metrics into executive compensation, hydraulic fracturing and climate change and greenhouse gas or toxic emissions, among others.
The SRI guidelines also have a higher bar when evaluating Management Say-On-Pay proposals (MSOPs) that outline executive compensation programs compared to the ISS Benchmark Policy, with greater emphasis on the strength of alignment between pay and performance when executive pay has outpaced returns to shareholders over short- and long-term periods. The guidelines also place greater scrutiny on pay quantum relative to the firm’s peers as well as with respect to other executive officers within the firm in question, in the context of company performance and the proportion of executive pay that is performance-contingent. A separate document providing more details on the SRI policy’s approach to MSOPs is available.
Further, the SRI guidelines also assess whether any relevant social or environmental metrics are a component of performance-based pay elements in executive pay programs, particularly in instances where significant ESG controversies have been identified that pose potential material risks to the company and its shareholders.
Overview ISS’s Specialty SRI International Proxy Voting Guidelines
ISS’s SRI International proxy voting guidelines, like the other Specialty Policy proxy voting guidelines, have been formulated to help institutional investors align their corporate governance philosophies and investment objectives with their proxy voting activities for international holdings. They have been developed specifically to reflect the perspectives of the SRI investor constituency and are designed to represent the views of related organizations and applicable global initiatives. The ISS SRI International guidelines are generally supportive of proposals that promote:
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Greater disclosure of corporate environmental policies including climate change and greenhouse gas or toxic emissions;
•
Greater transparency of social policies such as those concerning workplace discrimination and corporate board diversification efforts, human rights, and compliance with human/labor rights norms/codes of conduct; and
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Reporting on sustainable business practices including recycling, wood procurement, water use, operations in sensitive or protected areas, energy efficiency/renewable energy, and incorporation of sustainability-related performance metrics into executive compensation.
•
In addition, the SRI International guidelines are also supportive of the following topics:
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Board diversity — evaluate gender diversity on boards in international markets when reviewing director elections, to the extent that disclosure and market practices permit (the ISS Benchmark guidelines do not consider diversity when providing recommendations on board members);
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ESG risk management — recommend votes against directors individually, the relevant committee, or potentially the entire board due to material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental and social risks (the ISS Benchmark guidelines do not recommend votes against directors for ESG risks); and
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Environmental stewardship and socially responsible/sustainable business practices.
ISS’s Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner. Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. We incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.
ISS SRI International Proxy Voting Guidelines Background
ISS’s SRI international voting guidelines reflect a broad consensus of the socially responsible investor community in promoting the dual objectives of SRI investors — financial returns and responsible social/environmental conduct by corporations.
The SRI guidelines, which have been in place for more than sixteen years, have been developed in collaboration with our SRI clients and SRI market participants, and are also informed by the active ownership and investment philosophies of globally recognized initiatives such as the UNEP FI, the UN PRI, the UN Global Compact, CERES/Sullivan Principles, and environmental and social European Union Directives, among others.
Financial Statements

The Trust’s audited financial statements and the notes thereto in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2021 (the “2021 Annual Report”) are incorporated in this SAI by reference. No other parts of the 2021 Annual Report are incorporated by reference herein. The financial statements included in the 2021 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance under the report of such firm given their authority as experts in accounting and auditing. Additional copies of the 2021 Annual Report may be obtained by telephoning (800) 992-3863.
Potential Conflicts of Interest

Information in the following discussion relating to the business, practices, policies and rights of Alger Management and its affiliates has been provided by Alger Management.
Summary
Alger Management and Alger LLC, an affiliated registered broker-dealer and a member of the New York Stock Exchange, are owned by Alger Group Holdings, LLC, which is wholly-owned by Alger Associates. Additionally, Alger Management is under common ownership with Weatherbie Capital, LLC, a registered investment adviser based in Boston, Massachusetts. Alger LLC serves as the principal underwriter for the Fund and as a broker-dealer for securities trades placed on behalf of Alger Management clients and accounts. Alger LLC does not conduct public brokerage business and substantially all of its transactions are for clients of Alger Management if their investment guidelines and relevant regulations that govern their accounts allow it. Neither Alger Management nor any of its management personnel is registered or plans to register as a futures commission merchant, commodity pool operator, commodity trading advisor, or an associated person of these entities. From time to time, Alger LLC, Alger Management, Alger Group Holdings, LLC, or Alger Associates, or other affiliated persons (“Alger Affiliates”) may hold controlling positions in certain pooled investment vehicles, such that they are considered affiliates.
In addition to serving as investment adviser of the ETFs and mutual funds in the Alger Family of Funds, Alger Management is the investment adviser to Alger Dynamic Return Fund LLC, a Delaware limited liability company, as well as to Alger SICAV, a publicly offered pooled investment vehicle registered in Luxembourg. Alger Management also serves as a sub-adviser to third-party registered investment companies, as well as bank collective investment trusts. From time to time, Alger Affiliates may own significant stakes in one or more of the above entities.
Alger Management may recommend to clients that they purchase interests in investment partnerships or funds for which Alger Management serves as investment adviser or sub-adviser and in which Alger Management and related persons have a financial interest. Alger Management and such related persons will fully disclose such financial interests to all clients to which such recommendations are given.

Alger Affiliates also have other direct and indirect interests in the equity markets, directly or through investments in pooled products, in which the Fund directly and indirectly invest. Investors should be aware that this may cause Alger Affiliates to have conflicts that could disadvantage the Fund.
As a registered investment adviser under the Investment Advisers Act of 1940, as amended, Alger Management is required to file and maintain a registration statement on Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, conflicts and potential conflicts of interest, and other relevant information regarding Alger Management. Alger Management’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Conflicts as a Result of the Manager’s Other Affiliates
Selection of Administrative and Other Service Providers.  Alger Management may choose to (and currently does) have Alger Affiliates provide administrative services, shareholder services, brokerage and other account services to the Fund. While any such engagement would be on market terms, it will nevertheless result in greater benefit to Alger Management than hiring a similarly qualified unaffiliated service provider.
In connection with these services and subject to applicable law, Alger Affiliates, including the Manager, may from time to time, and without notice to investors or clients, in-source or outsource certain processes or functions that it provides in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest, including which processes or functions to in-source or outsource, which entity to outsource to, and the fees charged by the Alger Affiliates or the third party. Alger Management maintains policies designed to mitigate the conflicts described herein; however, such policies may not fully address situations described above.
Information the Investment Adviser May Receive.  Alger Management and its affiliates may have or be deemed to have access to the current status of certain markets, investments and funds because of Alger Affiliates’ brokerage and other activities. Alger Affiliates may therefore possess information which, if known to Alger Management, might cause Alger Management to seek to dispose of, retain or increase interests in investments held by the Fund, or acquire certain positions on behalf of the Fund. Moreover, Alger Management and its affiliates may come into possession of material, non-public information that would prohibit or otherwise limit its ability to trade on behalf of the Fund. A fund not advised by Alger Management would not be subject to these restrictions. Alger Management maintains policies designed to prevent the disclosure of such information; however, such policies may not fully address situations described above.
Allocation Issues
As Alger Management manages multiple accounts or funds managed or advised by Alger Affiliates (including Alger Management) or in which Alger Affiliates (including Alger Management) or its personnel have interests (collectively, the “client/Alger Affiliates accounts”), issues can and do arise as a result of how Alger Management allocates investment opportunities. In an effort to treat all clients/Alger Affiliates reasonably in light of all factors relevant to managing an account, aggregated trades will generally be allocated pro rata among the Fund and client/Alger Affiliates accounts whenever possible. There are exceptions to this practice, however, as described below:
Unusual Market Conditions.  During periods of unusual market conditions, Alger Management may deviate from its normal trade allocation practices. During such periods, Alger Management will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Fund, as it determines in its sole discretion.
Availability of Investments.  The availability of certain investments such as initial public offerings or private placements may be limited. In such cases, all client/Alger Affiliates accounts (including the Fund) may not receive an allocation. As a result, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, investments and performance of other client/Alger Affiliates accounts.
Alger Management, as a general practice, allocates initial public offering shares and other limited availability investments pro rata among the eligible client/Alger Affiliates accounts (including the Fund) where the portfolio manager seeks an allocation. An account or accounts may not receive an allocation because it lacks available cash, is restricted from making certain investments, the account pays a performance fee, the account is so large that the allocation is determined to not be meaningful to the account’s overall performance, or due to co-investment by Alger Affiliates. When a pro rata allocation of limited availability investments is not possible or is not appropriate, Alger Management considers numerous other factors to determine an appropriate allocation. These factors include (i) Alger Management’s good faith assessment of the best use of such limited opportunities relative to the account’s investment objectives, investment limitations and requirements of the accounts; (ii) suitability requirements and the nature of the investment opportunity, including relative attractiveness of a security to different accounts; (iii) relative size of applicable accounts; (iv) impact on overall performance and allocation of such securities may have on accounts; (v) cash and liquidity considerations, including without limitation, availability of cash for investment; (vi) minimum denomination, minimum increments, de minimus threshold and round lot consideration; (vii) account investment horizons, investment objectives and guidelines; (viii) an account’s risk tolerance and/or risk parameters; (ix) tax sensitivity of accounts; (x) concentration of positions in an account; (xi) appropriateness of a security for the account given the benchmark and benchmark sensitivity of an account; (xii) use of the opportunity as a replacement for another security Alger Management believes to be attractive for an account or the availability of other appropriate investment opportunities; (xiii) considerations related to giving a subset of accounts exposure to an industry; and/or (xiv) account turnover guidelines.
In some circumstances, it is possible that the application of these factors may result in certain client/Alger Affiliates accounts receiving an allocation when other accounts do not. Moreover, Alger Affiliates, or accounts in which Alger Affiliates and/or employees have interests, may receive an allocation or an opportunity not allocated to other accounts or the Fund.
Portfolio managers who manage multiple strategies exercise investment discretion over each strategy on an individualized basis and therefore may allocate investments (including IPOs and secondary offerings) in a different manner for each strategy. Considerations for such different allocations, include, but are not limited to, when an allocation to a particular strategy results in a de minimis investment, different investment policies and objectives of one strategy versus another; as well as the implementation of strategy objectives such as sector or industry weightings. As a result of such allocations, there will be instances when funds within a strategy managed by the same portfolio manager do not participate in an investment that is allocated among funds invested in another strategy managed by the same portfolio manager. For example, it is generally the case that investment strategies with larger AUM do not participate in allocations of IPOs and secondary offerings as the allocation of limited shares will result in the strategy receiving de minimis amounts of shares to allocate across strategies. Such investment decisions may result in a loss of investment opportunity for funds that may otherwise have been suited to invest in such offerings.
Please visit www.alger.com for a current list of portfolio managers by strategy as well as strategy AUM.
Differing Guidelines, Objectives and Time Horizons.  Because client/Alger Affiliates accounts (including the Fund) are managed according to different strategies and individual client guidelines, certain accounts may not be able to participate in a transaction or strategy employed by Alger Management.
Actions taken by one account could affect others. For example, in the event that withdrawals of capital result in one account selling securities, this could result in securities of the same issuer falling in value, which could have a material adverse effect on the performance of other accounts (including the Fund) that do not sell such positions.
Alger Affiliates may also develop and implement new strategies, which may not be employed in all accounts or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Alger Affiliates may make decisions based on such factors as strategic fit and other portfolio management considerations, including an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, the lack of efficacy of, or return expectations from, the strategy for the account, and any such other factors as Alger Affiliates deem relevant in their sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account.

Investing in Different Classes of the Same Issuer.  Conflicts also arise when one or more client/Alger Affiliates accounts (including the Fund) invests in different classes of securities of the same issuer. As a result, one or more client/Alger Affiliates accounts may pursue or enforce rights with respect to a particular issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. For example, if a client/Alger Affiliates account holds debt securities of an issuer and the Fund holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the client/Alger Affiliates account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. In addition, Alger Management may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more client/Alger Affiliates accounts, the Fund, or Alger Affiliates. The Fund may be negatively impacted by Alger Affiliates’ and other client/Alger Affiliates accounts’ activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Alger Affiliates and other client/Alger Affiliates accounts not pursued a particular course of action with respect to the issuer of the securities.
Conflicts Related to Timing of Transactions.  When Alger or a client/Alger Affiliates account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results. In addition, the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Alger Affiliates may, in certain cases, implement internal policies and procedures designed to limit such consequences to client/Alger Affiliates accounts, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Moreover, each client/Alger Affiliates account is managed independently of other accounts. Given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither Alger Management nor its affiliates will always know when advice issued has been executed and, if so, to what extent. Alger Management and its affiliates will use reasonable efforts to procure timely execution. It is possible that prior execution for or on behalf of an account could adversely affect the prices and availability of the securities and instruments in which the Fund invest. In other words, an account, by trading first, may increase the price or decrease the availability of a security to the Fund.
In some instances, Alger Management is retained through programs sponsored by unaffiliated financial intermediaries, advisers or planners in which Alger Management serves as an investment adviser (“wrap programs”). Alger Management offers advisory services through single contract programs, dual contract programs and model portfolio programs. Given the structure of the wrap programs and the fact that payments to Alger Management are paid directly by the wrap sponsor, Alger Management does not believe it receives any direct compensation from clients who participate in the wrap programs. Because wrap clients generally pay the wrap sponsor to effect transactions for their accounts, Alger Management does not aggregate transactions on behalf of wrap program accounts with other accounts or funds it advises. Because of the distinct trading process Alger Management follows for wrap accounts and the portfolio limitations of the wrap programs, the timing of trades for wrap accounts may differ from other accounts and will generally be made later in time than for other accounts managed by Alger Management.
The fact that personnel of certain Alger Affiliates are dedicated to one or more Fund, accounts or clients may be a factor in determining the timing of implementation and allocation of opportunities sourced by such personnel. Alger Affiliates may delay trades for the Fund or account in order to aggregate such trades. Alger Affiliates may also consider reputational matters and other considerations. Differences in allocations will affect the performance of the Fund.
Cross Transactions.  From time to time and for a variety of reasons, certain client/Alger Affiliates accounts may buy or sell positions in a particular security while the Fund is undertaking the opposite strategy. Trading in the opposite manner could disadvantage the Fund. Moreover, Alger Affiliates may have a potentially conflicting division of loyalties and responsibilities to both parties in such a case. For example, Alger Management will represent both the Fund on one side of a transaction and another account on the other side of the trade (including an account in which Alger Affiliates may have a proprietary interest) in connection with the purchase of a security by such Fund. In an effort to reduce this negative impact, and when permitted by applicable law, the accounts may enter into “cross transactions.” A cross transaction, or cross trade, occurs when the Manager causes the Fund to buy securities from, or sell a security to, another client of Alger Management or Alger Affiliates. Alger Management will ensure that any such cross transactions are effected on commercially reasonable market terms and in accordance with applicable law, including but not limited to Alger Management’s fiduciary duties to all accounts.
Valuation of Assets.  Alger Affiliates may have a conflict of interest in valuing the securities and other assets in which the Fund may invest. Alger Management is generally paid an advisory fee based on the value of the assets under management, so more valuable securities will result in a higher advisory fee. Alger Management may also benefit from showing better performance or higher account values on periodic statements.
Certain securities and other assets in which the Fund may invest may not have a readily ascertainable market value and will be valued by Alger Management in accordance with the valuation guidelines described in the valuation procedures adopted by the Fund. Such securities and other assets may constitute a substantial portion of the Fund’s investments. Alger Management’s risk of misstating the value of securities is greater with respect to illiquid securities like those just described.
Alger Affiliates may hold proprietary positions in the Fund. One consequence of such proprietary positions is that Alger Management may be incented to misstate the value of illiquid securities.
Regulatory Conflicts.  From time to time, the activities of the Fund may be restricted because of regulatory or other requirements applicable to Alger Affiliates and/or their internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. As a result, Alger Affiliates may implement internal restrictions that delay or prevent trades for the Fund, which could result in less favorable execution of trades and may impact the performance of the Fund.
Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Fund and Alger Management as well as for other Alger Affiliates. Such situations could arise if Alger Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell or is representing or providing financing to another potential purchaser. The larger Alger Management’s investment advisory business and Alger Affiliates’ businesses, the larger the potential that these restricted list policies will impact the performance of the Fund.
Other Potential Conflicts Relating to the Management of the Fund by the Manager
Potential Conflicts Relating to Alger Affiliates’ Proprietary Activities and Activities On Behalf of Other Accounts.  Alger Management may purchase or sell, for itself or Alger Affiliates, mutual funds, ETFs or other pooled investment vehicles, commercial paper or fixed-income securities that it recommends to its clients. The results achieved by Alger Affiliates proprietary accounts may differ from those achieved for other accounts. Alger Management will manage the Fund and its other client/Alger Affiliates accounts in accordance with their respective investment objectives and guidelines. However, Alger Management may give advice, and take action, with respect to any current or future client/Alger Affiliates accounts that may compete or conflict with the advice Alger Management may give to the Fund including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.
The directors, officers and employees of Alger Affiliates, including Alger Management, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Alger Affiliates, including Alger Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, Alger Management has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’ portfolio transactions. Alger Management has adopted a code of ethics (the “Code of Ethics”) and monitoring procedures relating to certain personal securities transactions by personnel of Alger Management which Alger Management deems to involve potential conflicts involving such personnel, client/Alger Affiliates accounts managed by Alger Management and the Fund. The Code of Ethics requires that personnel of Alger Management comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which Alger Management is subject. The Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Potential Conflicts in Connection With Proxy Voting
Alger Management has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of clients, including the Fund, and to help ensure that such decisions are made in accordance with Alger Management’s fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Alger Management may have the effect of favoring the interests of other clients or Alger Affiliates provided that Alger Management believes such voting decisions to be in accordance with its fiduciary obligations. In other words, regardless of what Alger Management’s conflict of interest is, the importance placed on exercising a client’s right to vote dictates that Alger Management will cast the vote in accordance with its voting guidelines even if Alger Management, its affiliate, or its client, somehow, indirectly, benefits from that vote. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting Policies and Procedures.”
Conflicts in Connection with Sales-Related Incentives.
Alger Affiliates and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. Alger Affiliates and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher for some products or services than for others, and the remuneration and profitability to Alger Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater or lesser than the remuneration and profitability resulting from other funds or products.
Conflicts may arise in relation to sales-related incentives. Alger Affiliates and its personnel may receive greater compensation or greater profit in connection with certain funds in the Alger Family of Funds than with other funds, including the Fund. Differentials in compensation may be related to the fact that Alger Affiliates may pay a portion of their advisory fee to an unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Alger Affiliates and their personnel to recommend certain funds in the Alger Family of Funds over other funds, including the Fund.
Alger Affiliates may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for the Fund. For example, Alger Affiliates regularly participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Alger Affiliates understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Fund may receive fees from Alger Affiliates or the Fund in connection with the distribution of shares in the Fund or other Alger Affiliates products. For example, Alger Affiliates may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, ETFs or other products or services offered or managed by Alger Management. Alger Affiliates may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Alger Affiliates’ membership in such organizations allows Alger Affiliates to participate in these conferences and educational forums and helps Alger Affiliates interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Alger Affiliates’ personnel, including employees of Alger Affiliates, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund or distribute the Fund. In addition, Alger Affiliates, including Alger Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Alger Affiliates may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that create incentives for them to promote the Fund or certain portfolio transactions.

To the extent permitted by applicable law, Alger Affiliates or the Fund may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote client/Alger Affiliates accounts, the Fund and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Alger Affiliates’ assets, or amounts payable to Alger Affiliates rather than a separately identified charge to the Fund, client/Alger Affiliates accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Fund, client/Alger Affiliates accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Fund, client/Alger Affiliates accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Fund, client/Alger Affiliates accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Fund, client/Alger Affiliates accounts and other products (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Fund, client/Alger Affiliates accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Alger Affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.
The payments made by Alger Affiliates or the Fund may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
Potential Conflicts in Connection with Brokerage Transactions
Trade Aggregation.  If Alger Management believes that the purchase or sale of a security is in the best interest of more than one client/Alger Affiliates account (including the Fund), it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Aggregation of trades under this circumstance may, on average, decrease the costs of execution. In the event Alger Management aggregates a trade for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of trades is expected to be used, allocations are generally pro rata and if not, will be designed so as not to systematically and consciously favor or disfavor any account in the allocation of investment opportunities. The accounts aggregated may include registered and unregistered investment companies, Alger Affiliates Accounts (including the Fund), and separate accounts. Transaction costs will be shared by participants on a pro-rata basis according to their allocations. Alger Management may delay the execution of a trade for a client account so it may be included as part of an aggregated trade.
When orders are aggregated for execution, it is possible that Alger Affiliates will benefit from such trades, even in limited capacity situations. Alger Management maintains policies and procedures that it believes are reasonably designed to deal equitably with conflicts of interest that may arise when purchase or sale orders for an account are aggregated for execution with orders for Alger Affiliates Accounts. Alger Management may aggregate trades for its clients and affiliates in private placements pursuant to internally developed procedures. In such cases, Alger Management will only negotiate the price of such investments, and no other material terms of the offering, and will prepare a written allocation statement reflecting the allocation of the securities.

Orders to purchase or sell the same security need not be aggregated if there is a reasonable distinction between or among the orders. For example, orders that are not price specific need not be aggregated with orders that are to be executed at a specific price. Also, certain short sale trades may not be aggregated due to settlement issues and may not trade sequentially in order to maintain the average trade price.
Alger Management is not required to bunch or aggregate trades if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable, or with respect to client directed accounts.
Even when trades are aggregated, prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Soft Dollars. Alger Management relies primarily on its own internal research to provide primary research in connection with buy and sell recommendations. However, Alger Management does acquire research services provided by a third party vendor, which it pays for with brokerage fees and commissions, sometimes referred to as “soft dollars.” The services that Alger Management may receive include: management meetings; conferences; research on specific industries; research on specific companies; macroeconomic analyses; analyses of national and international events and trends; evaluations of thinly traded securities; computerized trading screening techniques and securities ranking services; general research services (i.e. Bloomberg, FactSet).
Alger Management may pay higher commissions for receipt of brokerage and research services in connection with securities trades that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”). This benefits Alger Management because it does not have to pay for the research, products, or services. Such benefit gives Alger Management an incentive to select a broker-dealer based on its interest in receiving the research, products, or services rather than on its clients’ interest in receiving the most favorable execution.
Research or other services obtained in this manner may be used in servicing any or all of the Fund and other client/Alger Affiliates accounts. This includes accounts other than those that pay commissions to the broker providing soft dollar benefits. Therefore, such products and services may disproportionately benefit certain client/Alger Affiliates accounts, including the Fund, to the extent that the commissions from such accounts are not used to purchase such services.
Neither the research services nor the amount of brokerage given to a particular broker-dealer are made through an arrangement or commitment that obligates Alger Management to pay selected broker-dealers for the services provided.
Alger Management has entered into certain commission sharing arrangements. A commission sharing arrangement allows Alger Management to aggregate commissions at a particular broker-dealer, and to direct that particular broker-dealer to pay various other broker-dealers from this pool of aggregate commissions for research and research services the broker-dealers have provided to Alger Management. These arrangements allow Alger Management to limit the broker-dealers it trades with, while maintaining valuable research relationships.
Additionally, Alger Management receives a credit for routing orders through a fixed connection with a national securities exchange, which is applied to the costs of research services.
In certain cases, a research service may serve additional functions that are not related to the making of investment decisions (such as accounting, record keeping or other administrative matters). Where a product obtained with commissions has such a mixed use, Alger Management will make a good faith allocation of the cost of the product according to its use. Alger Management will not use soft dollars to pay for services that provide only administrative or other non-research assistance.

Appendix
Description of certain rating categories assigned by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”), Dominion Bond Rating Service Limited (“DBRS”) and A. M. Best Company, Inc. (“Best”).
Commercial Paper and Short-Term Ratings
The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.
The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody’s. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.
Bond and Long-Term Ratings S&P
Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P’s highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
S&P’s BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.
Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.
Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or B rating.

MOODY’S
Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.
Moody’s Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
Bonds rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
Bonds rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
FITCH
Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.
Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
Fitch’s BB-rated bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
Fitch’s B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRS
Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.
Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.
Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.
Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.
Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.
Bonds rated “B” are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
A.M. Best
The issuer of long-term debt rated aaa has, in A.M. Best’s opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.
The issuer of bb-rated long-term debt has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

Investment Manager:
Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, New York 10004
Distributor:
Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, New York 10004
Transfer Agent:
Alger Family of Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
Custodian Bank:
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110
Independent Registered Public
Accounting Firm:
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112
Counsel:
Proskauer Rose LLP
11 Times Square
New York, New York 10036
The Alger Funds
STATEMENT OF
ADDITIONAL
INFORMATION
December 31, 2021

SCG SAI

PART C
OTHER INFORMATION
Item 28.
EXHIBITS
Exhibit No.	Description of Exhibit
(a)	Articles of Incorporation:
(a-1)
Amended and Restated Declaration of Trust for The Alger Funds (“Registrant”), dated September 13, 2012
(Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement
on Form N-1A (the “Registration Statement”), filed with the SEC on February 22, 2013)

(a-2)
Amendment to Declaration of Trust, dated May 21, 2013 (Alger International Growth Fund) (Incorporated
by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on
February 28, 2020)

(a-3)
Amendment to Declaration of Trust, dated August 7, 2015 (Alger Small Cap Focus Fund) (Incorporated by
reference to Post-Effective Amendment No. 86 to the Registration Statement, filed with the SEC on August
7, 2015)

(a-4)
Amendment to Declaration of Trust, dated August 7, 2017 (Alger SMid Cap Focus Fund) (Incorporated by
reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on
February 28, 2020)

(a-5)
Amendment to Declaration of Trust, dated December 26, 2017 (Alger 25 Fund) (Incorporated by reference to Post-Effective Amendment No. 101 to the Registration Statement, filed with the SEC on December 28,
2017)

(a-6)
Amendment to Declaration of Trust, dated March 22, 2018 (Alger 35 Fund) (Incorporated by reference to
Post-Effective Amendment No. 106 to the Registration Statement, filed with the SEC on March 28, 2018)

(a-7)
Amendment to Declaration of Trust, dated August 9, 2018 (Alger International Focus Fund) (Incorporated
by reference to Post-Effective Amendment No. 131 to the Registration Statement, filed with the SEC on
December 18, 2020)

(a-8)
Amendment to Declaration of Trust, dated November 15, 2018 (Alger Mid Cap Focus Fund) (Incorporated
by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on
February 28, 2020)

(a-9)
Amendment to Declaration of Trust, dated September 24, 2019 (Alger Weatherbie Specialized Growth
Fund) (Incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)

(a-10)
Amendment to Declaration of Trust, dated December 18, 2020 (Alger Mid Cap Focus Fund) (Incorporated
by reference to Post-Effective Amendment No. 132 to the Registration Statement, filed with the SEC on
February 26, 2021)

(a-11)
Amendment to Declaration of Trust, dated February 23, 2021 (Alger 25 Fund) (Incorporated by reference to Post-Effective Amendment No. 132 to the Registration Statement, filed with the SEC on February 26,
2021)

(a-12)
Amendment to Declaration of Trust, dated September 17, 2018 (Alger 35 Fund) (Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (the “N-14
Registration Statement”), filed on May 7, 2021)

(a-13)	Amendment to Declaration of Trust, dated May 7, 2021 (Alger 35 Fund) (Incorporated by reference to Post- Effective Amendment No. 1 to the N-14 Registration Statement, filed on May 7, 2021)
(a-14)
Certificate of Termination of the Amended and Restated Certificate of Designation for Alger 25 Fund,
dated May 10, 2021 (Incorporated by reference to Post-Effective Amendment No. 1 to the N-14
Registration Statement, filed on May 7, 2021)

(a-15)
Amendment to Declaration of Trust, dated May 12, 2021 (Alger Mid Cap Focus Fund) (Incorporated by
reference to Post-Effective Amendment No. 134 to the Registration Statement, filed with the SEC on July
28, 2021)

(a-16)
Amendment to Declaration of Trust, dated September 22, 2021 (Alger Weatherbie Enduring Growth Fund)
(Incorporated by reference to Post-Effective amendment No. 140 to the Registration Statement, filed with the SEC on December 16, 2021)

Exhibit No.	Description of Exhibit
(a-17)
Amendment to Declaration of Trust, dated September 22, 2021 (Alger Small Cap Growth Fund)
(Incorporated by reference to Post-Effective amendment No. 140 to the Registration Statement, filed with the SEC on December 16, 2021)

(a-18)
Amendment to Declaration of Trust, dated September 22, 2021 (Alger 35 Fund) (Incorporated by reference to Post-Effective amendment No. 140 to the Registration Statement, filed with the SEC on December 16,
2021)

(b)	By-laws: Amended and Restated By-laws of Registrant (Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement, filed with the SEC on February 18, 2005)
(c)	Instruments Defining Rights of Security Holders: See Exhibits (a-1) and (b)
(d)	Investment Advisory Contracts:
(d-1)
Investment Advisory Agreement between Registrant and Fred Alger Management, LLC (“FAM”), dated
February 14, 2007 (Incorporated by reference to Post-Effective Amendment No. 47 to the Registration
Statement, filed with the SEC on February 26, 2007)

(d-2)
Amendment to Investment Advisory Agreement (Alger 25 Fund), dated December 19, 2017 (Incorporated by reference to Post-Effective Amendment No. 101 to the Registration Statement, filed with the SEC on
December 28, 2017)

(d-3)
Amendment to Investment Advisory Agreement (Alger 35 Fund), dated March 22, 2018 (Incorporated by reference to Post-Effective Amendment No. 106 to the Registration Statement, filed with the SEC on March
28, 2018)

(d-4)
Amendment to Investment Advisory Agreement (Alger 25 Fund), dated September 17, 2018 (Incorporated by reference to Post-Effective Amendment No. 115 to the Registration Statement, filed with the SEC on
October 15, 2018)

(d-5)
Amendment to Investment Advisory Agreement (Alger 35 Fund), dated September 17, 2018 (Incorporated by reference to Post-Effective Amendment No. 116 to the Registration Statement, filed with the SEC on
October 15, 2018)

(d-6)
Amendment to Investment Advisory Agreement, dated September 17, 2019 (Incorporated by reference to
Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28,
2020)

(d-7)
Amendment to Investment Advisory Agreement, dated September 29, 2020 (Incorporated by reference to
Post-Effective Amendment No. 131 to the Registration Statement, filed with the SEC on December 18,
2020)

(d-8)
Amendment to Investment Advisory Agreement including Revised Fee Schedule, dated January 4, 2021
(Incorporated by reference to Post-Effective Amendment No. 132 to the Registration Statement, filed with the SEC on February 26, 2021)

(d-9)
Amendment to Investment Advisory Agreement including Revised Fee Schedule, dated September 22, 2021
(Incorporated by reference to Post-Effective Amendment No. 135 to the Registration Statement, filed with the SEC on September 23, 2021)

(d-10)	Contract to Support Fee Waiver/Expense Reimbursement (Incorporated by reference to Post-Effective Amendment No. 135 to the Registration Statement, filed with the SEC on September 23, 2021)
(d-11)
Contract to Support Fee Waiver/Expense Reimbursement (Alger 35 Fund) (Incorporated by reference to
Post-Effective Amendment No. 135 to the Registration Statement, filed with the SEC on September 23,
2021)

(d-12)	Form of Sub-Advisory Agreement between FAM and Weatherbie Capital, LLC (Incorporated by reference to Post-Effective Amendment No. 95 to the Registration Statement, filed with the SEC on March 1, 2017)
(d-13)	Amendment to Sub-Advisory Agreement, dated September 29, 2020 (Incorporated by reference to Post- Effective Amendment No. 131 to the Registration Statement, filed with the SEC on December 18, 2020)
(d-14)	Amendment to Sub-Advisory Agreement, dated September 22, 2021 (Incorporated by reference to Post- Effective Amendment No. 135 to the Registration Statement, filed with the SEC on September 23, 2021)
(e)	Underwriting Contracts:

Exhibit No.	Description of Exhibit
(e-1)
Amended and Restated Distribution Agreement between Registrant and Fred Alger & Company, LLC, dated May 19, 2015 (Incorporated by reference to Post-Effective Amendment No. 129 to the Registration
Statement, filed with the SEC on February 28, 2020)

(e-2)	Amendment to Distribution Agreement, dated September 29, 2020 (Incorporated by reference to Post- Effective Amendment No. 131 to the Registration Statement, filed with the SEC on December 18, 2020)
(f)	Bonus or Profit Sharing Contracts: Not applicable.
(g)	Custodian Agreements:
(g-1)
Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (“BBH”), dated February
29, 2008 (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement,
filed with the SEC on June 20, 2008)

(g-2)	Amendment to Custodian Agreement, dated January 6, 2017 (Incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)
(g-3)	Amendment to Custodian Agreement, dated November 15, 2017 (Incorporated by reference to Post- Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)
(g-4)	Amendment to Custodian Agreement, dated December 20, 2017 (Incorporated by reference to Post- Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)
(g-5)	Amendment to Custodian Agreement, dated October 15, 2018 (Incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)
(g-6)	Amendment to Custodian Agreement, dated January 4, 2021 (Incorporated by reference to Post-Effective Amendment No. 132 to the Registration Statement, filed with the SEC on February 26, 2021)
(g-7)	Amendment to Custodian Agreement, dated December 7, 2021 (Incorporated by reference to Post-Effective amendment No. 140 to the Registration Statement, filed with the SEC on December 16, 2021)
(h)	Other Material Contracts:
(h-1)
Shareholder Administrative Services Agreement among FAM, Registrant, et. al. effective February 28, 2005
(Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement, filed with the SEC on February 18, 2005)

(h-2)
Amendment No. 1 to Shareholder Administrative Services Agreement, effective June 30, 2007
(Incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)

(h-3)
Amendment No. 2 to Shareholder Administrative Services Agreement, effective June 30, 2010
(Incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)

(h-4)
Amendment No. 3 to Shareholder Administrative Services Agreement, effective Dec. 29, 2010
(Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement, filed with the SEC on February 22, 2012)

(h-5)
Amendment No. 4 to Shareholder Administrative Services Agreement, effective August 1, 2016
(Incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)

(h-6)
Amendment No. 5 to Shareholder Administrative Services Agreement, effective December 28, 2017
(Incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)

(h-7)
Amendment No. 6 to Shareholder Administrative Services Agreement, effective September 29, 2020
(Incorporated by reference to Post-Effective Amendment No. 131 to the Registration Statement, filed with the SEC on December 18, 2020)

(h-8)
Amendment No. 7 to Shareholder Administrative Services Agreement, effective September 22, 2021
(Incorporated by reference to Post-Effective Amendment No. 135 to the Registration Statement, filed with the SEC on September 23, 2021)

(h-9)
Transfer Agency Agreement Between Certain Investment Companies Managed by FAM (including
Registrant) and UMB Fund Services, Inc., dated October 5, 2019 (Incorporated by reference to Post-
Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)

Exhibit No.	Description of Exhibit
(h-10)	Amendment to Transfer Agency Agreement, dated October 1, 2021 (Incorporated by reference to Post- Effective amendment No. 140 to the Registration Statement, filed with the SEC on December 16, 2021)
(h-11)
Fund Administration Agreement between FAM and Registrant, dated September 22, 2021 (Incorporated by reference to Post-Effective Amendment No. 135 to the Registration Statement, filed with the SEC on
September 23, 2021)

(h-12)
Accounting Agency Agreement between Registrant and BBH, dated February 29, 2008 (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement, filed with the SEC on June
20, 2008)

(h-13)
Amendment to the Accounting Agency Agreement between Registrant and BBH, dated June 1, 2009
(Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement, filed with the SEC on February 22, 2012)

(h-14)
Amendment to the Accounting Agency Agreement between Registrant and BBH, dated October 24, 2011
(Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement, filed with the SEC on February 22, 2012)

(h-15)
Amendment to the Accounting Agency Agreement between Registrant and BBH, dated January 6, 2017
(Incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)

(h-16)
Amendment to the Accounting Agency Agreement between Registrant and BBH, dated August 17, 2017
(Incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)

(h-17)
Amendment to the Accounting Agency Agreement between Registrant and BBH, dated June 1, 2018
(Incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)

(h-18)
Amendment to the Accounting Agency Agreement between Registrant and BBH, dated October 15, 2018
(Incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)

(h-19)
Amendment to the Accounting Agency Agreement between Registrant and BBH, dated December 7, 2021
(Incorporated by reference to Post-Effective amendment No. 140 to the Registration Statement, filed with the SEC on December 16, 2021)

(i)	Legal Opinions:
(i-1)	Opinion of Sullivan & Worcester (Alger 25 Fund) (Incorporated by reference to Post-Effective Amendment No. 101 to the Registration Statement, filed with the SEC on December 28, 2017)
(i-2)	Opinion of Sullivan & Worcester (Alger 35 Fund) (Incorporated by reference to Post-Effective Amendment No. 106 to the Registration Statement, filed with the SEC on March 28, 2018)
(i-3)	Opinion of Sullivan & Worcester (Alger Mid Cap Focus Fund) (Incorporated by reference to Post-Effective Amendment No. 127 to the Registration Statement, filed with the SEC on April 23, 2019)
(i-4)
Opinion of Sullivan & Worcester (Alger Mid Cap Focus Fund, Class Y) (Incorporated by reference to Post-
Effective Amendment No. 132 to the Registration Statement, filed with the SEC on February 26, 2021)

(i-5)
Opinion of Sullivan & Worcester (Alger Mid Cap Focus Fund, Class A and Class C) (Incorporated by
reference to Post-Effective Amendment No. 134 to the Registration Statement, filed with the SEC on July
28, 2021)

(i-6)	Opinion of Sullivan & Worcester (Alger Small Cap Growth Fund, Class Y) (filed herewith)
(j)	Other Opinions: Consent of Independent Registered Public Accounting Firm (filed herewith)
(k)	Omitted Financial Statements: Not applicable.
(l)	Initial Capital Agreements:
(l-1)	Purchase Agreement for Alger Balanced Portfolio EDGAR 6/2/97 (Incorporated by reference to Post- Effective Amendment No. 8 to the Statement, filed with the SEC on April 3, 1992)
(l-2)	Purchase Agreement for Alger MidCap Growth Portfolio EDGAR 6/2/97 (Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement, filed with the SEC on March 24, 1993)
(l-3)
Purchase Agreement for Alger Leveraged AllCap Portfolio EDGAR 6/2/97 (Incorporated by reference to
Post-Effective Amendment No. 12 to the Registration Statement, filed with the SEC on October 29, 1993)

Exhibit No.	Description of Exhibit
(l-4)
Purchase Agreement for Alger Small Capitalization Portfolio (Form of) EDGAR 6/2/97 (Incorporated by
reference to Post-Effective Amendment No. 26 to the Registration Statement, filed with the SEC on
February 25, 1998)

(l-5)
Purchase Agreement for Alger Growth Portfolio (Form of) EDGAR 6/2/97 (Incorporated by reference to
Post-Effective Amendment No. 26 to the Registration Statement, filed with the SEC on February 25, 1998)

(l-6)	Purchase Agreement for Alger 25 Fund, dated December 28, 2017 (Incorporated by reference to Post- Effective Amendment No. 101 to the Registration Statement, filed with the SEC on December 28, 2017)
(l-7)	Purchase Agreement for Alger 35 Fund, dated March 28, 2018 (Incorporated by reference to Post-Effective Amendment No. 106 to the Registration Statement, filed with the SEC on March 28, 2018)
(l-8)
Purchase Agreement for Alger Mid Cap Focus Fund, dated December 28, 2018 (Incorporated by reference to Post-Effective Amendment No. 127 to the Registration Statement, filed with the SEC on April 23, 2019)

(m)	Rule 12b-1 Plan:
(m-1)	Class A Distribution Plan, dated September 22, 2021 (Incorporated by reference to Post-Effective Amendment No. 135 to the Registration Statement, filed with the SEC on September 23, 2021)
(m-2)	Class B Distribution Plan, dated September 29, 2020 (Incorporated by reference to Post-Effective Amendment No. 131 to the Registration Statement, filed with the SEC on December 18, 2020)
(m-3)	Class C Distribution Plan, dated September 22, 2021 (Incorporated by reference to Post-Effective Amendment No. 135 to the Registration Statement, filed with the SEC on September 23, 2021)
(m-4)	Class I Distribution Plan, dated September 22, 2021 (Incorporated by reference to Post-Effective Amendment No. 135 to the Registration Statement, filed with the SEC on September 23, 2021)
(n)
Rule 18f-3 Plan: Rule 18f-3 Multiple Class Plan, dated September 22, 2021 (Incorporated by reference to
Post-Effective Amendment No. 135 to the Registration Statement, filed with the SEC on September 23,
2021)

(o)	Reserved.
(p)	Codes of Ethics: Amended and Restated Code of Ethics (Incorporated by reference to Post-Effective Amendment No. 131 to the Registration Statement, filed with the SEC on December 18, 2020)
(q)
Powers of Attorney: Powers of Attorney executed by Hal Liebes, Michael D. Martins, Hilary M. Alger,
Charles F. Baird, Jr., Roger P. Cheever, Stephen E. O’Neil, David Rosenberg and Nathan E. Saint-Amand,
M.D. (Incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed with the SEC on February 28, 2020)

101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxomony Extension Calculation Linkbase
101.DEF	XBRL Taxomony Extension Definition Linkbase
101.LAB	XBRL Taxomony Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase
Item 29.
PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
None.
Item 30.
INDEMNIFICATION
Under Section 8.4 of Registrant’s Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant’s request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”)) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such

Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.
BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Fred Alger Management, LLC (“Alger Management”), which serves as investment manager to the Fund, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to five open-end investment companies and one ETF, including the Registrant.
Set forth below is the name and principal business address of each company, excluding Alger Management advised funds, for which a director or officer of Alger Management serves as a director, officer or employee:
Alger Alternative Holdings, LLC
Alger Apple Real Estate, LLC
Alger Associates, Inc.
Alger Boulder I LLC
Alger Capital, LLC
Alger Group Holdings, LLC
Alger International Holdings
Fred Alger & Company, LLC
The Foundation for Alger Families
100 Pearl Street, 27th Floor
New York, New York 10004
Alger Management, Ltd.
78 Brook Street
London
W1K 5EF
United Kingdom
Alger-Weatherbie Holdings, LLC
Weatherbie Capital, LLC
265 Franklin Street, Suite 1603
Boston, Massachusetts 02110

Listed below are the officers of Alger Management.
NAME AND POSITION WITH ALGER MANAGEMENT	OTHER SUBSTANTIAL BUSINESS, PROFESSION OR VOCATION
Daniel C. Chung Chairman, President and Chief Executive Officer
President and Chief Executive Officer, Alger Associates,
Inc., Alger Capital, LLC, Alger Group Holdings, LLC,
Alger Apple Real Estate, LLC and Alger Boulder I LLC;
Manager, Weatherbie Capital, LLC; Director, Alger
Management, Ltd. and Alger SICAV; Director and
Chairman, Alger International Holdings; President, Chief
Executive Officer and Manager, Alger Alternative
Holdings, LLC; Chairman, President and Manager, Alger-
Weatherbie Holdings, LLC; President and Director, The
Foundation for Alger Families

Robert Kincel Chief Financial Officer, Senior Vice President and Treasurer
Chief Financial Officer and Treasurer, Alger Associates,
Inc.; Chief Financial Officer, Treasurer and Senior Vice
President, Fred Alger & Company, LLC; Treasurer and
Manager, Weatherbie Capital, LLC and Alger-Weatherbie
Holdings, LLC; Director, Alger International Holdings;
Chief Financial Officer, Treasurer and Manager, Alger
Alternative Holdings, LLC; Chief Financial Officer,
Treasurer and Vice President, Alger Capital, LLC and Alger
Group Holdings, LLC; Treasurer, Alger Apple Real Estate,
LLC and Alger Boulder I LLC; Treasurer and Director, The
Foundation for Alger Families; Authorized Signer, Alger
Management, Ltd.

Hal Liebes Executive Vice President, Chief Operating Officer and Secretary
Chief Operating Officer and Secretary, Alger Associates,
Inc.; Chief Operating Officer, Secretary and Manager,
Alger Alternative Holdings, LLC; Director, Alger SICAV,
Alger International Holdings, and Alger Dynamic Return
Offshore Fund; Vice President, Chief Operating Officer,
Managing Member, and Secretary, Alger Capital, LLC and
Alger Group Holdings, LLC; Executive Director and
Chairman, Alger Management, Ltd.; Manager and
Secretary, Weatherbie Capital, LLC and Alger Apple Real
Estate LLC; Manager, Alger Partners Investors I, LLC,
Alger-Weatherbie Holdings, LLC and Alger Partners
Investors KEIGF; Secretary, Alger Boulder I LLC; Director
and Secretary, The Foundation for Alger Families;
Managing Member, Fred Alger & Company, LLC

Tina Payne Senior Vice President, General Counsel, Chief Compliance Officer
Senior Vice President, General Counsel, and Secretary, Fred
Alger & Company, LLC; Chief Compliance Officer, Alger
Management, Ltd.; Assistant Secretary, Weatherbie Capital,
LLC, Alger Alternative Holdings, LLC and Alger-
Weatherbie Holdings, LLC; Vice President and Assistant
Secretary, Alger Group Holdings, LLC

For more information as to the business, profession, vocation or employment of a substantial nature of additional officers of Alger Management, reference is made to Alger Management’s current Form ADV (SEC File No. 801-06709) filed under the Investment Advisers Act of 1940, incorporated herein by reference.
Item 32.
PRINCIPAL UNDERWRITER
(a)
Fred Alger & Company, LLC (“Alger LLC”) acts as principal underwriter for Registrant, The Alger
Institutional Funds, The Alger Portfolios, The Alger Funds II, Alger Global Focus Fund, and The Alger ETF
Trust.

(b)	Alger LLC is a Delaware limited liability company located at 100 Pearl Street, 27th Floor, New York, New York 10004. The following is a list of the directors and officers of Alger LLC:

NAME	POSITION(s) AND OFFICE(S) WITH ALGER LLC	POSITION(s) AND OFFICE(S) WITH REGISTRANT
Darryl Ah Now	Senior Vice President	None
Antoine Allen	Assistant Vice President	None
Scott Anderson	Senior Vice President	None
Alex Bernstein	Senior Vice President	None
Donald Best Jr.	Vice President	None
Anthony Caputo	Vice President	Assistant Treasurer
John Carbone	Senior Vice President	None
Natalie Cardona	Assistant Vice President	None
Elizabeth Carey	Senior Vice President	None
Josephine Carey	Vice President	None
Peter Chang	Vice President	None
Joo Chia	Assistant Vice President	None
Kevin Collins	Senior Vice President	None
Brian Costello	Senior Vice President	None
Ryan Craig	Vice President	None
John Dashtara	Senior Vice President	None
Edward Doyle	Senior Vice President	None
Joanne Dwyer	Assistant Vice President	None
John Fennessy	Vice President	None
Elizabeth Flanders	Vice President	None
Jonathan Foster	Senior Vice President	None
Victor Frazier	Vice President	None
David Friedman	Senior Vice President	None
Matthew Galvin	Vice President	None
Nicholas Generale	Vice President	None
Matthew Goldberg	Senior Vice President	None
Rona Hakaj	Assistant Vice President	None
Chad Harding	Vice President	None
Andrew Harrington	Assistant Vice President	None
Ivana Hayblum	Assistant Vice President	None
Dennis Hearns	Senior Vice President	None
Christopher Hine	Assistant Vice President	None
William Huang	Vice President	None
Frank Iacovano	Assistant Vice President	None
Stacia Ikpe	Vice President	None
Sean Jacobus	Vice President	None
Robert Kerr	Vice President	None
Daniel Kilpatrick	Vice President	None
Robert Kincel	Senior Vice President	None
Alan Kirby	Senior Vice President	None
Jennifer Lecowitch	Vice President	None
Aaron Lee	Vice President	None
Thomas Leswing	Assistant Vice President	None

NAME	POSITION(s) AND OFFICE(S) WITH ALGER LLC	POSITION(s) AND OFFICE(S) WITH REGISTRANT
David Lewis	Vice President	None
Hal Liebes	Executive Vice President	President, Principal Executive Officer
Jacob Lilie	Senior Vice President	None
Chris Lin	Vice President	None
Chad Mackelprang	Assistant Vice President	None
Barbara Mackey	Assistant Vice President	None
Roman Magiera	Assistant Vice President	None
Sharudh Majid	Assistant Vice President	None
Shana Mandel	Vice President	None
Robert Marks	Vice President	None
Michael Martins	Senior Vice President	Treasurer, Principal Financial Officer
Edwin Peter Moor	Vice President	None
Nicholas Morrello	Assistant Vice President	None
Michael Nelson	Vice President	None
Brad Neuman	Senior Vice President	None
Arthur Nowak	Vice President	None
Udoka Nwogugu	Vice President	None
Shannon O'Connor	Vice President	None
Robert O'Dell	Vice President	None
Sergio Pavone	Vice President	Assistant Treasurer
Tina Payne	Senior Vice President	Secretary, Chief Compliance Officer, Chief Legal Officer
May Poon	Senior Vice President	None
Jessie Quick	Vice President	None
Margaret Revell	Assistant Vice President	None
Jacquelyn Rizzo	Assistant Vice President	None
Ryan Rodgers	Vice President	None
Sushmita Sahu	Vice President	AML Compliance Officer
Matthew Scanlon	Vice President	None
Katharine Schupp	Senior Vice President	None
Jeanne Sdroulas	Senior Vice President	None
Jason Smilowitz	Vice President	None
Joseph Spano	Vice President	None
Zenon Staniek	Assistant Vice President	None
Joseph Stein	Vice President	None
John Strouse	Vice President	None
Stephanie Thumm	Assistant Vice President	None
William Toomey	Vice President	None
Christie Tully	Senior Vice President	None
Louise Ulitto	Assistant Vice President	None
Jeffrey Vigilante	Vice President	None

NAME	POSITION(s) AND OFFICE(S) WITH ALGER LLC	POSITION(s) AND OFFICE(S) WITH REGISTRANT
Mark Werner	Vice President	None
David Zappone	Vice President	None

(c)	Not applicable.
Item 33.
LOCATION OF ACCOUNTS AND RECORDS
All accounts and records of Registrant are maintained by Mr. Robert Kincel, Alger LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
Item 34.
MANAGEMENT SERVICES
Not applicable.
Item 35.
UNDERTAKINGS
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 30th day of December, 2021.
THE ALGER FUNDS
By:	/s/ Hal Liebes
Hal Liebes, President

ATTEST:	/s/ Tina Payne
Tina Payne, Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Hal Liebes	President (Principal Executive Officer)	December 30, 2021
Hal Liebes
/s/ Michael D. Martins	Treasurer (Principal Financial Officer)	December 30, 2021
Michael D. Martins
*	Trustee	December 30, 2021
Charles F. Baird
*	Trustee	December 30, 2021
Roger P. Cheever
*	Trustee	December 30, 2021
Hilary M. Alger
*	Trustee	December 30, 2021
David Rosenberg
*	Trustee	December 30, 2021
Nathan E. Saint-Amand
*	Trustee	December 30, 2021
Stephen E. O’Neil

*By:	/s/ Hal Liebes
Hal Liebes Attorney-In-Fact

Exhibit Index
Exhibit No.	Description of Exhibit
(i-6)	Opinion of Sullivan & Worcester
(j)	Consent of Independent Registered Public Accounting Firm